                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY X SERIES/SM/ ("X SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES/SM/ ("B SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY L SERIES/SM/ ("L SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY C SERIES/SM/ ("C SERIES")

 Flexible Premium Deferred Annuities
 PROSPECTUS: FEBRUARY 11, 2010

 This prospectus describes four different flexible premium deferred annuity classes offered by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an "Annuity", and to the annuity contracts collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. There are differences among the Annuities that are discussed throughout the prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". Financial Professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain optional benefits). Selling broker-dealer firms may not offer all the Annuities described in this prospectus. Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Purchase Credits with respect to certain Purchase Payments you make, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset by the additional fees and charges associated with the Purchase Credit.

 THE SUB-ACCOUNTS
 The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund
 - see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust and Franklin Templeton Variable Insurance Products Trust are being offered.

 PLEASE READ THIS PROSPECTUS
 This prospectus sets forth information about the Annuities that you ought to know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------
     FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                      HTTP://WWW.PRUDENTIALANNUITIES.COM

              Prospectus dated:          Statement of Additional
              February 11, 2010               Information dated:
                                               February 11, 2010

 PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                          VARIABLE INVESTMENT OPTIONS

      (Certain Investment Options may not be available with your Annuity) Advanced Series Trust
   AST Academic Strategies Asset Allocation Portfolio
   AST Advanced Strategies Portfolio
   AST AllianceBernstein Core Value Portfolio
   AST AllianceBernstein Growth & Income Portfolio
   AST American Century Income & Growth Portfolio
   AST Balanced Asset Allocation Portfolio
   AST Bond Portfolio 2017
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Capital Growth Asset Allocation Portfolio
   AST CLS Growth Asset Allocation Portfolio
   AST CLS Moderate Asset Allocation Portfolio
   AST Cohen & Steers Realty Portfolio
   AST DeAM Large-Cap Value Portfolio
   AST Federated Aggressive Growth Portfolio
   AST Fidelity Investments(R) Pyramis(R) Asset Allocation Portfolio
   AST First Trust Balanced Target Portfolio
   AST First Trust Capital Appreciation Target Portfolio
   AST Global Real Estate Portfolio
   AST Goldman Sachs Concentrated Growth Portfolio
   AST Goldman Sachs Mid-Cap Growth Portfolio
   AST Goldman Sachs Small-Cap Value Portfolio
   AST High Yield Portfolio
   AST Horizon Growth Asset Allocation Portfolio
   AST Horizon Moderate Asset Allocation Portfolio
   AST International Growth Portfolio
   AST International Value Portfolio
   AST Investment Grade Bond Portfolio
   AST Jennison Large-Cap Growth Portfolio
   AST Jennison Large-Cap Value Portfolio
   AST JPMorgan International Equity Portfolio
   AST J.P. Morgan Strategic Opportunities Portfolio
   AST Large-Cap Value Portfolio
   AST Lord Abbett Bond-Debenture Portfolio
   AST Marsico Capital Growth Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST Mid-Cap Value Portfolio
   AST Money Market Portfolio
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Neuberger Berman Small-Cap Growth Portfolio
   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST PIMCO Total Return Bond Portfolio
   AST Preservation Asset Allocation Portfolio
   AST QMA US Equity Alpha Portfolio
   AST Schroders Multi-Asset World Strategies Portfolio
   AST Small-Cap Growth Portfolio
   AST Small-Cap Value Portfolio
   AST T. Rowe Price Asset Allocation Portfolio
   AST T. Rowe Price Global Bond Portfolio
   AST T. Rowe Price Large-Cap Growth Portfolio
   AST T. Rowe Price Natural Resources Portfolio
   AST Western Asset Core Plus Bond Portfolio

 Franklin Templeton Variable Insurance Products Trust
   Franklin Templeton VIP Founding Funds Allocation Fund

                                   CONTENTS


GLOSSARY OF TERMS...............................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES............................................  3

EXPENSE EXAMPLES................................................................ 11

SUMMARY......................................................................... 12

INVESTMENT OPTIONS.............................................................. 15

 VARIABLE INVESTMENT OPTIONS.................................................... 15
 MARKET VALUE ADJUSTMENT OPTIONS................................................ 27
 RATES FOR MVA OPTIONS.......................................................... 28
 MARKET VALUE ADJUSTMENT........................................................ 28
 LONG-TERM MVA OPTIONS.......................................................... 29
 DCA MVA OPTIONS................................................................ 29
 GUARANTEE PERIOD TERMINATION................................................... 29

FEES, CHARGES AND DEDUCTIONS.................................................... 30

 MVA OPTION CHARGES............................................................. 31
 ANNUITY PAYMENT OPTION CHARGES................................................. 31
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES...................................... 31

PURCHASING YOUR ANNUITY......................................................... 32

 REQUIREMENTS FOR PURCHASING THE ANNUITY........................................ 32
 PURCHASE CREDITS UNDER THE X SERIES............................................ 32
 DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY............................... 33
 RIGHT TO CANCEL................................................................ 35
 SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT............................... 35
 SALARY REDUCTION PROGRAMS...................................................... 35

MANAGING YOUR ANNUITY........................................................... 36

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS........................ 36

MANAGING YOUR ACCOUNT VALUE..................................................... 37

 DOLLAR COST AVERAGING PROGRAMS................................................. 37
 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM.................................... 37
 AUTOMATIC REBALANCING PROGRAMS................................................. 38
 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS.......... 38
 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS........................... 39

ACCESS TO ACCOUNT VALUE......................................................... 41

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU........................................ 41
 TAX IMPLICATIONS FOR DISTRIBUTIONS............................................. 41
 FREE WITHDRAWAL AMOUNTS........................................................ 41
 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD.......... 42
 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE. 42
 REQUIRED MINIMUM DISTRIBUTIONS................................................. 42

SURRENDERS...................................................................... 44

 SURRENDER VALUE................................................................ 44
 MEDICALLY-RELATED SURRENDERS................................................... 44

ANNUITY OPTIONS................................................................. 45

 CHOOSING THE ANNUITY PAYMENT OPTION............................................ 46

LIVING BENEFITS................................................................. 47

 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD6 PLUS/SM/)................ 47
 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR/SM/
   (HD6 PLUS with LIA/SM/)...................................................... 58
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS (SHD6 PLUS/SM/)...................... 61
 GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)............................. 69
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO II/SM/).............. 74

                                      (i)


MINIMUM DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS..........................  77

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT........................................  77
 MINIMUM DEATH BENEFIT............................................................  77
 OPTIONAL DEATH BENEFITS..........................................................  78
 PAYMENT OF DEATH BENEFITS........................................................  80

VALUING YOUR INVESTMENT...........................................................  83

 VALUING THE SUB-ACCOUNTS.........................................................  83
 PROCESSING AND VALUING TRANSACTIONS..............................................  83

TAX CONSIDERATIONS................................................................  85

OTHER INFORMATION.................................................................  94

 PRUCO LIFE AND THE SEPARATE ACCOUNT..............................................  94
 LEGAL STRUCTURE OF THE UNDERLYING FUNDS..........................................  96
 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE..................................  97
 FINANCIAL STATEMENTS.............................................................  98
 INDEMNIFICATION..................................................................  98
 LEGAL PROCEEDINGS................................................................  98
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............................  99
 HOW TO CONTACT US................................................................  99

APPENDIX A - ACCUMULATION UNIT VALUES............................................. A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU.................. B-1

APPENDIX C - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT.................................... C-1

APPENDIX D - FORMULA FOR HIGHEST DAILY GRO II and GRO PLUS II..................... D-1

APPENDIX E - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES... E-1

APPENDIX F - MVA FORMULAS......................................................... F-1

                                     (ii)

                               GLOSSARY OF TERMS

  We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 ACCOUNT VALUE: The total value of all allocations to the Sub-accounts and/or the MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account and for each MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Option will be calculated using any applicable MVA.

 ACCUMULATION PERIOD: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

 ANNUITANT: The natural person upon whose life annuity payments made to the Owner are based.

 ANNUITIZATION: Annuitization is the process by which you "annuitize" your Account Value. When you annuitize, we apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 ANNUITY DATE: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 ANNUITY YEAR: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 BENEFICIARY(IES): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

 BENEFICIARY ANNUITY: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.

 CODE: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

 DOLLAR COST AVERAGING ("DCA") MVA OPTION: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 month DCA Program.

 DUE PROOF OF DEATH: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 FREE LOOK: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

 GOOD ORDER: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 GUARANTEE PERIOD: The period of time during which we credit a fixed rate of interest to an MVA Option.

 INVESTMENT OPTION: A Sub-account or other option available as of any given time to which Account Value may be allocated.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

 MARKET VALUE ADJUSTMENT ("MVA"): A positive or negative adjustment used to determine the Account Value in an MVA Option.

 MARKET VALUE ADJUSTMENT OPTIONS ("MVA OPTIONS"): Investment Options to which a fixed rate of interest is credited for a specified Guarantee Period and to which an MVA may apply. The MVA Options consist of (a) the DCA MVA Option used with our 6 or 12 Month DCA Program and (b) the "Long-Term MVA Options", under which Guarantee Periods of different yearly lengths are offered.

 MATURITY DATE: With respect to an MVA Option, the last day in a Guarantee
 Period.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

 PURCHASE CREDIT: Under the X Series only, an amount that we add to your Annuity when you make a Purchase Payment during the first four Annuity Years. We are entitled to recapture Purchase Credits under certain circumstances.

 PURCHASE PAYMENT: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

 SERVICE OFFICE: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address.

 SEPARATE ACCOUNT: Referred to as the "Variable Separate Account" in your Annuity, this is the variable Separate Account(s) shown in the Annuity.

 SUB-ACCOUNT: A division of the Separate Account.

 SURRENDER VALUE: The Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 UNADJUSTED ACCOUNT VALUE: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.

 UNIT: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 WE, US, OUR: Pruco Life Insurance Company.

 YOU, YOUR: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering one of the Annuities. The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options. State premium taxes also may be deducted.

                      -----------------------------------
                      ANNUITY OWNER TRANSACTION EXPENSES
                      -----------------------------------

 CONTINGENT DEFERRED SALES CHARGE/ 1/
                                    X SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                9.0%
        1 year old or older, but not yet 2 years old          9.0%
        2 years old or older, but not yet 3 years old         9.0%
        3 years old or older, but not yet 4 years old         9.0%
        4 years old or older, but not yet 5 years old         8.0%
        5 years old or older, but not yet 6 years old         8.0%
        6 years old or older, but not yet 7 years old         8.0%
        7 years old or older, but not yet 8 years old         5.0%
        8 years old or older, but not yet 9 years old         2.5%
        9 or more years old                                   0.0%

                                    B SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                7.0%
        1 year old or older, but not yet 2 years old          7.0%
        2 years old or older, but not yet 3 years old         6.0%
        3 years old or older, but not yet 4 years old         6.0%
        4 years old or older, but not yet 5 years old         5.0%
        5 years old or older, but not yet 6 years old         5.0%
        6 years old or older, but not yet 7 years old         5.0%
        7 years old, or older                                 0.0%

                                    L SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                7.0%
        1 year old or older, but not yet 2 years old          7.0%
        2 years old or older, but not yet 3 years old         6.0%
        3 years old or older, but not yet 4 years old         5.0%
        4 or more years old                                   0.0%

                                    C SERIES
        There is no CDSC or other sales load applicable to the C Series.

 1 The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the age of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the X Series on November 1, 2016 you withdrew a Purchase Payment made on August 1, 2011, that Purchase Payment would be between 5 and 6 years old, and thus subject to an 8% CDSC.

 For X Series Annuities issued in Connecticut, the CDSC amounts are different. See Appendix E.

       -----------------------------------------------------------------
          FEE/CHARGE      X SERIES    B SERIES    L SERIES    C SERIES
       -----------------------------------------------------------------
       TRANSFER FEE /1/     $10         $10         $10         $10
       -----------------------------------------------------------------
       TAX CHARGE        0% to 3.5%  0% to 3.5%  0% to 3.5%  0% to 3.5%
       (CURRENT) /2/
       -----------------------------------------------------------------

 1  Currently, we deduct the fee after the 20th transfer each Annuity Year.
 2 Currently, we only deduct the tax charge upon Annuitization in certain states. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon Annuitization.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

--------------------------------------------------------------------------------------------------------------------
                                             PERIODIC FEES AND CHARGES
--------------------------------------------------------------------------------------------------------------------
    FEE/CHARGE              X SERIES                B SERIES                L SERIES                C SERIES
ANNUAL MAINTENANCE   Lesser of $50 or 2% of  Lesser of $50 or 2% of  Lesser of $50 or 2% of  Lesser of $50 or 2% of
FEE/ 1,3/              Unadjusted Account      Unadjusted Account      Unadjusted Account      Unadjusted Account
                             Value                   Value                   Value                   Value
--------------------------------------------------------------------------------------------------------------------
ANNUALIZED FEES/CHARGES
(assessed daily as a percentage of the net assets of the Sub-accounts)
--------------------------------------------------------------------------------------------------------------------
    FEE/CHARGE              X SERIES                B SERIES                L SERIES                C SERIES
MORTALITY & EXPENSE
RISK CHARGE:
DURING FIRST 9
ANNUITY YEARS                1.70%                   1.15%                   1.55%                   1.60%

AFTER 9TH ANNUITY
YEAR                         1.15%                   1.15%                   1.15%                   1.15%
--------------------------------------------------------------------------------------------------------------------
ADMINISTRATION
CHARGE                       0.15%                   0.15%                   0.15%                   0.15%
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUALIZED
INSURANCE CHARGE:
DURING FIRST 9
ANNUITY YEARS/ 2,3/          1.85%                   1.30%                   1.70%                   1.75%

AFTER 9TH ANNUITY
YEAR/ 2,3/                   1.30%                   1.30%                   1.30%                   1.30%
--------------------------------------------------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. Fee may differ in certain states.
 2 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.
    For the X Series, B Series, and L Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Mortality & Expense Risk Charge drops to 1.15% annually (the B Series is a constant 1.15% annually).
 3 For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only applicable if Unadjusted Account Value is less than $25,000 at the time the fee is assessed. For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.

-----------------------------------------------------------------------------------------------------
                               YOUR OPTIONAL BENEFIT FEES AND CHARGES
-----------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT             ANNUALIZED    TOTAL        TOTAL        TOTAL        TOTAL
                                        OPTIONAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                        BENEFIT    CHARGE /2/   CHARGE /2/   CHARGE /2/   CHARGE /2/
                                          FEE/    FOR X SERIES FOR B SERIES FOR L SERIES FOR C SERIES
                                       CHARGE /1/
-----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6
PLUS (ASSESSED AGAINST GREATER OF
UNADJUSTED ACCOUNT VALUE AND PWV)
MAXIMUM CHARGE /3/                       1.50%       1.85%        1.30%        1.70%        1.75%
                                                     +1.50%       +1.50%       +1.50%       +1.50%
CURRENT CHARGE                           0.85%       1.85%        1.30%        1.70%        1.75%
                                                     +0.85%       +0.85%       +0.85%       +0.85%
-----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS WITH
LIFETIME INCOME ACCELERATOR (ASSESSED
AGAINST GREATER OF UNADJUSTED ACCOUNT
VALUE AND PWV)
MAXIMUM CHARGE /3/                       2.00%       1.85%        1.30%        1.70%        1.75%
                                                     +2.00%       +2.00%       +2.00%       +2.00%
CURRENT CHARGE                           1.20%       1.85%        1.30%        1.70%        1.75%
                                                     +1.20%       +1.20%       +1.20%       +1.20%
-----------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6
PLUS (ASSESSED AGAINST GREATER OF
UNADJUSTED ACCOUNT VALUE AND PWV)
MAXIMUM CHARGE /3/                       1.50%       1.85%        1.30%        1.70%        1.75%
                                                     +1.50%       +1.50%       +1.50%       +1.50%
CURRENT CHARGE                           0.95%       1.85%        1.30%        1.70%        1.75%
                                                     +0.95%       +0.95%       +0.95%       +0.95%
-----------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS II (GRO    0.60%       2.45%        1.90%        2.30%        2.35%
PLUS II) CHARGE/ 4/ (ASSESSED AS A
PERCENTAGE OF THE AVERAGE DAILY NET
ASSETS OF THE SUB-ACCOUNTS)
-----------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN          0.60%       2.45%        1.90%        2.30%        2.35%
OPTION II (HD GRO II) CHARGE
/4/ (ASSESSED AS A PERCENTAGE OF THE
AVERAGE DAILY NET ASSETS OF THE
SUB-ACCOUNTS)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                               YOUR OPTIONAL BENEFIT FEES AND CHARGES
-----------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT             ANNUALIZED    TOTAL        TOTAL        TOTAL        TOTAL
                                        OPTIONAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                        BENEFIT    CHARGE /2/   CHARGE /2/   CHARGE /2/   CHARGE /2/
                                          FEE/    FOR X SERIES FOR B SERIES FOR L SERIES FOR C SERIES
                                       CHARGE /1/
-----------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH          0.40%       2.25%        1.70%        2.10%        2.15%
BENEFIT ("HAV") CHARGE /4/ (ASSESSED
AS A PERCENTAGE OF THE AVERAGE DAILY
NET ASSETS OF THE SUB-ACCOUNTS)
-----------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH     0.80%       2.65%        2.10%        2.50%        2.55%
BENEFIT CHARGE /4/ (ASSESSED AS A
PERCENTAGE OF THE AVERAGE DAILY NET
ASSETS OF THE SUB-ACCOUNTS)
-----------------------------------------------------------------------------------------------------

 1 The charge for each of Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus is assessed against the greater of Unadjusted Account Value and the Protected Withdrawal Value (PWV). The charge for each of GRO Plus II, Highest Daily GRO II, Highest Anniversary Value Death Benefit, and Combination 5% Roll-Up and HAV Death Benefit is assessed as a percentage of the average daily net assets of the Sub-accounts.
 2  HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED
    FOR HIGHEST DAILY LIFETIME 6 PLUS, HIGHEST DAILY LIFETIME 6 PLUS WITH LIA, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS: The charge is taken out of the Sub-accounts. FOR B SERIES, in all Annuity Years, the optional benefit charge is in addition to the 1.30% annualized charge of amounts invested in the Sub-accounts. FOR EACH OF THE L SERIES, X SERIES, AND C SERIES the annualized charge for the base Annuity drops after Annuity Year 9 as described below:
    HIGHEST DAILY LIFETIME 6 PLUS: 0.85% optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    HIGHEST DAILY LIFETIME 6 PLUS WITH LIA: 1.20% optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS: 0.95% optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    FOR GRO PLUS II AND HIGHEST DAILY GRO II: FOR B SERIES, the optional benefit charge plus base Annuity charge is 1.90% in all Annuity Years. IN THE CASE OF L SERIES, X SERIES, AND C SERIES, the optional benefit charge plus base Annuity charge drops to 1.90% after the 9th Annuity Year.
    HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: FOR B SERIES, the optional benefit charge plus base Annuity charge is 1.70% in all Annuity Years. IN THE CASE OF THE L SERIES, X SERIES, AND C SERIES, the optional benefit charge plus base Annuity charge drops to 1.70% after the 9th Annuity Year.
    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. FOR B SERIES, the optional benefit charge plus base Annuity charge is 2.10% in all Annuity Years. IN THE CASE OF THE L SERIES, X SERIES, AND C SERIES, total charge drops to 2.10% after the 9th Annuity Year.
 3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. We also reserve the right to increase the charge to the maximum charge indicated if you elect or re-add the benefit post-issue.
 4 Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("portfolios") as of December 31, 2008. Each figure is stated as a percentage of the underlying portfolio's average daily net assets.

              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    1.67%
              ----------------------------------------------------

 The following are the total annual expenses for each underlying portfolio as of December 31, 2008, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying portfolio's investment management fee, other expenses, and any 12b-1 fees. Each figure is stated as a percentage of the underlying portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the portfolio before it provides Pruco Life with the daily net asset value. The portfolio information was provided by the portfolios and has not been independently verified by us. See the prospectuses and or statements of additional information of the portfolios for further details.

   -------------------------------------------------------------------------
              UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
   -------------------------------------------------------------------------

                                                                              For the year ended December 31, 2008
                                                              -----------------------------------------------------------
                    UNDERLYING PORTFOLIO                                                                        Acquired
                                                                          Other Expenses                        Portfolio
                                                              Management (excluding short Short Sale             Fees &
                                                                 Fee      sale expenses)   Expenses   12b-1 Fee Expenses
--------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST/ 1,2,3/
 AST Academic Strategies Asset Allocation/ 4/                   0.72%         0.07%          0.01%      0.00%     0.74%
 AST Advanced Strategies                                        0.85%         0.22%          0.00%      0.00%     0.02%
 AST AllianceBernstein Core Value                               0.75%         0.18%          0.00%      0.00%     0.00%
 AST AllianceBernstein Growth & Income                          0.75%         0.13%          0.00%      0.00%     0.00%
 AST American Century Income & Growth/ 5/                       0.75%         0.18%          0.00%      0.00%     0.00%
 AST Balanced Asset Allocation                                  0.15%         0.02%          0.00%      0.00%     0.93%
 AST Bond Portfolio 2017/ 6/                                    0.65%         0.31%          0.00%      0.00%     0.00%
 AST Bond Portfolio 2018/ 6/                                    0.64%         0.35%          0.00%      0.00%     0.00%
 AST Bond Portfolio 2019/ 6/                                    0.64%         0.47%          0.00%      0.00%     0.00%
 AST Bond Portfolio 2020/ 6/                                    0.65%         1.02%          0.00%      0.00%     0.00%
 AST Bond Portfolio 2021/ 6/                                    0.65%         0.31%          0.00%      0.00%     0.00%
 AST Capital Growth Asset Allocation                            0.15%         0.01%          0.00%      0.00%     0.96%
 AST CLS Growth Asset Allocation/ 7/                            0.30%         0.20%          0.00%      0.00%     0.95%
 AST CLS Moderate Asset Allocation/ 7/                          0.30%         0.16%          0.00%      0.00%     0.93%
 AST Cohen & Steers Realty /5/                                  1.00%         0.17%          0.00%      0.00%     0.00%
 AST DeAM Large-Cap Value                                       0.85%         0.15%          0.00%      0.00%     0.00%
 AST Federated Aggressive Growth                                0.95%         0.21%          0.00%      0.00%     0.00%
 AST Fidelity Investments(R) Pyramis(R) Asset Allocation /8/    0.85%         0.27%          0.15%      0.00%     0.00%
                                                                           (estimated)    (estimated)
 AST First Trust Balanced Target                                0.85%         0.15%          0.00%      0.00%     0.00%
 AST First Trust Capital Appreciation Target                    0.85%         0.15%          0.00%      0.00%     0.00%
 AST Global Real Estate                                         1.00%         0.27%          0.00%      0.00%     0.00%
 AST Goldman Sachs Concentrated Growth                          0.90%         0.14%          0.00%      0.00%     0.00%
 AST Goldman Sachs Mid-Cap Growth                               1.00%         0.18%          0.00%      0.00%     0.00%
 AST Goldman Sachs Small-Cap Value                              0.95%         0.22%          0.00%      0.00%     0.00%
 AST High Yield/ 5/                                             0.75%         0.18%          0.00%      0.00%     0.00%
 AST Horizon Growth Asset Allocation/ 9/                        0.30%         0.35%          0.00%      0.00%     0.93%
 AST Horizon Moderate Asset Allocation/ 9/                      0.30%         0.28%          0.00%      0.00%     0.87%
 AST International Growth                                       1.00%         0.18%          0.00%      0.00%     0.00%
 AST International Value                                        1.00%         0.18%          0.00%      0.00%     0.00%
 AST Investment Grade Bond/ 6/                                  0.64%         0.13%          0.00%      0.00%     0.00%
 AST Jennison Large-Cap Growth                                  0.90%         0.20%          0.00%      0.00%     0.00%
 AST Jennison Large-Cap Value                                   0.75%         0.18%          0.00%      0.00%     0.00%
 AST JPMorgan International Equity/ 5/                          0.89%         0.20%          0.00%      0.00%     0.00%
 AST J.P. Morgan Strategic Opportunities/ 10/                   1.00%         0.16%          0.12%      0.00%     0.00%
                                                                           (estimated)    (estimated)
 AST Large-Cap Value/ 5/                                        0.75%         0.12%          0.00%      0.00%     0.00%
 AST Lord Abbett Bond-Debenture                                 0.80%         0.17%          0.00%      0.00%     0.00%
 AST Marsico Capital Growth                                     0.90%         0.13%          0.00%      0.00%     0.00%
 AST MFS Global Equity                                          1.00%         0.32%          0.00%      0.00%     0.00%
 AST MFS Growth                                                 0.90%         0.15%          0.00%      0.00%     0.00%
 AST Mid-Cap Value                                              0.95%         0.19%          0.00%      0.00%     0.00%
 AST Money Market/ 5/                                           0.50%         0.12%          0.00%      0.00%     0.00%
 AST Neuberger Berman/LSV Mid-Cap Value                         0.90%         0.15%          0.00%      0.00%     0.00%
 AST Neuberger Berman Mid-Cap Growth/ 5/                        0.90%         0.15%          0.00%      0.00%     0.00%
 AST Neuberger Berman Small-Cap Growth                          0.95%         0.21%          0.00%      0.00%     0.00%
 AST Parametric Emerging Markets Equity                         1.10%         0.53%          0.00%      0.00%     0.00%
 AST PIMCO Limited Maturity Bond                                0.65%         0.14%          0.01%      0.00%     0.00%
 AST PIMCO Total Return Bond                                    0.65%         0.13%          0.00%      0.00%     0.00%
 AST Preservation Asset Allocation                              0.15%         0.02%          0.00%      0.00%     0.87%
 AST QMA US Equity Alpha/ 11/                                   1.00%         0.19%          0.38%      0.00%     0.00%
 AST Schroders Multi-Asset World Strategies                     1.10%         0.35%          0.00%      0.00%     0.00%

                                                              ----------
                    UNDERLYING PORTFOLIO                        Total
                                                               Annual
                                                              Portfolio
                                                              Expenses
-----------------------------------------------------------------------
ADVANCED SERIES TRUST/ 1,2,3/
 AST Academic Strategies Asset Allocation/ 4/                   1.54%
 AST Advanced Strategies                                        1.09%
 AST AllianceBernstein Core Value                               0.93%
 AST AllianceBernstein Growth & Income                          0.88%
 AST American Century Income & Growth/ 5/                       0.93%
 AST Balanced Asset Allocation                                  1.10%
 AST Bond Portfolio 2017/ 6/                                    0.96%
 AST Bond Portfolio 2018/ 6/                                    0.99%
 AST Bond Portfolio 2019/ 6/                                    1.11%
 AST Bond Portfolio 2020/ 6/                                    1.67%
 AST Bond Portfolio 2021/ 6/                                    0.96%
 AST Capital Growth Asset Allocation                            1.12%
 AST CLS Growth Asset Allocation/ 7/                            1.45%
 AST CLS Moderate Asset Allocation/ 7/                          1.39%
 AST Cohen & Steers Realty /5/                                  1.17%
 AST DeAM Large-Cap Value                                       1.00%
 AST Federated Aggressive Growth                                1.16%
 AST Fidelity Investments(R) Pyramis(R) Asset Allocation /8/    1.27%

 AST First Trust Balanced Target                                1.00%
 AST First Trust Capital Appreciation Target                    1.00%
 AST Global Real Estate                                         1.27%
 AST Goldman Sachs Concentrated Growth                          1.04%
 AST Goldman Sachs Mid-Cap Growth                               1.18%
 AST Goldman Sachs Small-Cap Value                              1.17%
 AST High Yield/ 5/                                             0.93%
 AST Horizon Growth Asset Allocation/ 9/                        1.58%
 AST Horizon Moderate Asset Allocation/ 9/                      1.45%
 AST International Growth                                       1.18%
 AST International Value                                        1.18%
 AST Investment Grade Bond/ 6/                                  0.77%
 AST Jennison Large-Cap Growth                                  1.10%
 AST Jennison Large-Cap Value                                   0.93%
 AST JPMorgan International Equity/ 5/                          1.09%
 AST J.P. Morgan Strategic Opportunities/ 10/                   1.28%

 AST Large-Cap Value/ 5/                                        0.87%
 AST Lord Abbett Bond-Debenture                                 0.97%
 AST Marsico Capital Growth                                     1.03%
 AST MFS Global Equity                                          1.32%
 AST MFS Growth                                                 1.05%
 AST Mid-Cap Value                                              1.14%
 AST Money Market/ 5/                                           0.62%
 AST Neuberger Berman/LSV Mid-Cap Value                         1.05%
 AST Neuberger Berman Mid-Cap Growth/ 5/                        1.05%
 AST Neuberger Berman Small-Cap Growth                          1.16%
 AST Parametric Emerging Markets Equity                         1.63%
 AST PIMCO Limited Maturity Bond                                0.80%
 AST PIMCO Total Return Bond                                    0.78%
 AST Preservation Asset Allocation                              1.04%
 AST QMA US Equity Alpha/ 11/                                   1.57%
 AST Schroders Multi-Asset World Strategies                     1.45%

-------------------------------------------------------------------------
           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

(as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------

                                                                           For the year ended December 31, 2008
                                                           --------------------------------------------------------------------
                  UNDERLYING PORTFOLIO                                                                      Acquired    Total
                                                                       Other Expenses                       Portfolio  Annual
                                                           Management (excluding short Short Sale            Fees &   Portfolio
                                                              Fee      sale expenses)   Expenses  12b-1 Fee Expenses  Expenses
-------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST CONTINUED
 AST Small-Cap Growth                                        0.90%         0.22%         0.00%      0.00%     0.00%     1.12%
 AST Small-Cap Value                                         0.90%         0.18%         0.00%      0.00%     0.00%     1.08%
 AST T. Rowe Price Asset Allocation                          0.85%         0.15%         0.00%      0.00%     0.00%     1.00%
 AST T. Rowe Price Global Bond                               0.80%         0.19%         0.00%      0.00%     0.00%     0.99%
 AST T. Rowe Price Large-Cap Growth                          0.88%         0.13%         0.00%      0.00%     0.00%     1.01%
 AST T. Rowe Price Natural Resources                         0.90%         0.14%         0.00%      0.00%     0.00%     1.04%
 AST Western Asset Core Plus Bond                            0.70%         0.14%         0.00%      0.00%     0.00%     0.84%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST/ 12/
 Franklin Templeton VIP Founding Funds Allocation Funds
  (class 4)                                                  0.00%         0.10%           N/A      0.35%     0.65%     1.10%

                         FOOTNOTES APPEAR ON NEXT PAGE.

   1ADVANCED SERIES TRUST: Shares of the Portfolios are generally purchased through variable insurance products. The Advanced Series Trust (the "Trust") has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each portfolio of the Trust (except as noted below), Prudential Investments LLC and AST Investment Services, Inc. have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each portfolio of the Trust, as set forth in the table below.

        AVERAGE DAILY NET ASSET OF PORTFOLIO         RATE FEE INCLUDING WAIVER
 -----------------------------------------------------------------------------
 Up to and including $500 million                        0.10% (no waiver)
 -----------------------------------------------------------------------------
 Over $500 million up to and including $750 million            0.09%
 -----------------------------------------------------------------------------
 Over $750 million up to and including $1 billion              0.08%
 -----------------------------------------------------------------------------
 Over $1 billion                                               0.07%
 -----------------------------------------------------------------------------

    The administrative services fee is not waived in the case of the Dynamic Asset Allocation Portfolios and the Tactical Asset Allocation Portfolios. The Dynamic Asset Allocation Portfolios are AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, and AST Preservation Asset Allocation. The Tactical Asset Allocation Portfolios are AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, and AST Horizon Moderate Asset Allocation.
    The Dynamic Asset Allocation Portfolios and the Tactical Asset Allocation Portfolios are "fund of funds" which means each of these portfolios invests primarily or exclusively in one or more mutual funds, referred to here as "Underlying Portfolios". A portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Portfolios. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. Because the Tactical Asset Allocation Portfolios generally invest at least 90% of their assets in Underlying Portfolios, only 10% of their assets generally will be directly subject to the administrative services fee. Because the AST Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in Underlying Portfolios, only 35% of its assets generally will be directly subject to the administrative services fee. The AST Academic Strategies Portfolio is not directly subject to the administrative services fee to the extent it invests in any other Trust portfolio. In determining the administrative services fee, only assets of a Tactical Asset Allocation Portfolio and the AST Academic Strategies Asset Allocation Portfolio that are not invested in Underlying Portfolios will be counted as average daily net assets of the relevant portfolio for purposes of the above-referenced breakpoints. This will result in a portfolio paying higher administrative services fees than if all of the assets of the portfolio were counted for purposes of computing the relevant administrative services fee breakpoints. The underlying portfolios in which the Dynamic Asset Allocation Portfolios, Tactical Asset Allocation Portfolios, and AST Academic Strategies Asset Allocation Portfolio invest, however, will be subject to the administrative services fee.
 2 Some of the portfolios invest in other investment companies (the "Acquired Portfolios"). For example, each Dynamic and Tactical Asset Allocation Portfolio invests in shares of other portfolios of the Trust. Investors in a portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each portfolio invested during the year ended December 31, 2008. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. When a portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such portfolios in the prospectus for the Trust.
 3 The management fee rate shown in the "management fees" column is based on the indicated portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the portfolio. The management fee rate for certain portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable. SHORT SALE EXPENSES. SEC Staff positions dictate that we separately identify the amount of short sale expenses of each Portfolio that engages in short sales to a significant degree. In the column above, we separately identify the short sale expenses of each AST Portfolio that (a) engages in short sales as a non-fundamental investment practice and/or (b) separately identifies short sale expenses in its financial statements. Short sale expenses are one component of the general category entitled "Other Expenses". "Other Expenses", EXCLUSIVE of short sale expenses, consist of expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, non-interested Trustee fees, and fees for certain other miscellaneous items. The short sale expenses of AST Portfolios that may engage in short sales to a significant degree (as of December 31, 2008) are as indicated above. For portfolios other than AST, short sale expenses (if any) are not separately identified.
 4 ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO: The only investment management fee to be paid directly to the Investment Managers by the Academic Strategies Asset Allocation Portfolio will be the portfolio's annualized contractual investment management fee of 0.72% of its average daily net assets. Since the Academic Strategies Asset Allocation Portfolio is expected to invest approximately 65% of its assets in portfolios of the Trust (referred to here as "Underlying Trust Funds") under normal circumstances, the Academic Strategies Asset Allocation Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Funds. To the extent that the other Asset Allocation Portfolios invest their assets in Underlying Trust Funds, such Asset Allocation Portfolios will also indirectly pay investment management fees on its investments in the Underlying Trust Funds.
    The Academic Strategies Asset Allocation Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Trust Funds. The Underlying Trust Funds in which the Academic Strategies Asset Allocation Portfolio invests, however, will be subject to the administrative services fee.
    The Academic Strategies Asset Allocation Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Acquired Portfolios in which it invests. From January 1, 2008 to July 20, 2008, the Academic Strategies Asset Allocation Portfolio was known as the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio). The Balanced Portfolio invested all of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Balanced Portfolio were 0.88% for the period January 1, 2008 to July 20, 2008. As set forth above, under normal conditions, the Academic Strategies Asset Allocation Portfolio invests approximately 65% of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Academic Strategies Asset Allocation Portfolio were 0.735% for the period July 21, 2008 to December 31, 2008. The Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Asset Allocation Portfolio's "Acquired Portfolio Fees and Expenses" on an annualized basis do not exceed 0.685% of the Academic Strategies Asset Allocation Portfolio's average daily net assets based on the daily calculation described below. This arrangement will be monitored and applied daily based upon the Academic Strategies Asset Allocation Portfolio's then current holdings of Acquired Portfolios and the expense ratios of the relevant Acquired Portfolios as of their most recent fiscal year end. Because the expense ratios of the relevant Acquired Portfolios will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Asset Allocation Portfolio's actual "Acquired Portfolio Fees and Expenses" may be higher than 0.685% of the portfolio's average daily net assets on an annualized basis. These arrangements relating to the portfolio's "Acquired Portfolio Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.
    The Investment Managers have contractually agreed to reimburse expenses and/or waive fees so that the Academic Strategies Asset Allocation Portfolio's investment management fees plus "Other Expenses" (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 0.80% of the portfolio's average daily net assets during the Academic Strategies Asset Allocation Portfolio's first year of operations (i.e., July 21, 2008 through July 20,
    2009). The guarantee of this arrangement has been extended through July 1, 2010.

 5 Effective as of July 1, 2008, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain portfolios of the Trust, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

                PORTFOLIO                FEE WAIVER AND/OR EXPENSE LIMITATION
   --------------------------------------------------------------------------
   AST Large-Cap Value                                  0.84%
   --------------------------------------------------------------------------
   AST Cohen & Steers Realty                            0.97%
   --------------------------------------------------------------------------
   AST American Century Income & Growth                 0.87%
   --------------------------------------------------------------------------
   AST High Yield                                       0.88%
   --------------------------------------------------------------------------
   AST Money Market                                     0.56%
   --------------------------------------------------------------------------
   AST JP Morgan International Equity                   1.01%
   --------------------------------------------------------------------------
   AST Neuberger Berman Mid-Cap Growth                  1.25%
   --------------------------------------------------------------------------

 6 The investment management fee rate for the AST Bond Portfolio 2017, the AST Bond Portfolio 2021, the AST Bond Portfolio 2018, the AST Bond Portfolio 2019, the AST Bond Portfolio 2020, and the AST Investment Grade Bond Portfolio (each, a "Bond Portfolio" and collectively, the "Bond Portfolios") is subject to certain contractual asset-based breakpoints. In the event the combined average daily net assets of the Bond Portfolios do not exceed $500 million, each Bond Portfolio's investment management fee rate will equal 0.65% of its average daily net assets. In the event the combined average daily net assets of the Bond Portfolios exceed $500 million, the portion of a Bond Portfolio's assets to which the investment management fee rate of 0.65% applies and the portion of a Bond Portfolio's assets to which the investment management fee rate of 0.64% applies will be determined on a pro rata basis. Such fee would be computed as follows.

   [0.65% x ($500 million x Individual Bond Portfolio Assets / Combined Bond
                              Portfolio Assets)] +
   [0.64% x (Combined Bond Portfolio Assets - $500 million) x Individual Bond
               Portfolio Assets / Combined Bond Portfolio Assets]

    For the AST Bond Portfolio 2017 and the AST Bond Portfolio 2021, estimates of Other Expenses are based on an assumed average daily net asset level of $50 million for those Portfolios during the fiscal year ending December 31, 2010. As used in connection with each Bond Portfolio, "other expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. Each Bond Portfolio also will pay participating insurance companies an administrative services fee of 0.10% of its average daily net assets on an annualized basis, subject to certain voluntary asset-based breakpoints. Such administrative fee will compensate participating insurance companies for providing certain services to beneficial shareholders in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports.
    For the AST Bond Portfolio 2017 and the AST Bond Portfolio 2021, estimates of Total Annual Portfolio Expenses are based on an assumed average daily net asset level of $50 million for those Portfolios during the fiscal year ending December 31, 2010.
    The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Bond Portfolio so that each Bond Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.00% of each Bond Portfolio's average daily net assets for the fiscal year ending December 31, 2010.
 7 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST CLS GROWTH ASSET ALLOCATION PORTFOLIO and the AST CLS MODERATE ASSET ALLOCATION PORTFOLIO so that each Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $100 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $100 million to $200 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $200 million. This arrangement is guaranteed through July 1, 2010.
 8 The fees and expenses shown in the table above are estimates. Future expense ratios may be higher or lower than those shown in the table above. The portfolio is expected to engage in short sale activity to implement its large cap core 130/30 strategy. In general, taking a short position involves borrowing a security (usually from a broker), and selling the security in the open market, while receiving cash as the proceeds from the sale. The portfolio generally receives interest (a credit to the portfolio) on the cash proceeds from its short sales that are held as collateral at the broker. However, the portfolio must, while a short position is open with respect to a stock, pay out dividends on the shorted stock to the broker. This will represent an expense to the portfolio. Even though these short sale dividend expenses are typically offset, in whole or in part, by the credits received from earnings on the short sale proceeds, SEC accounting rules will require the portfolio to include the full amount of those short sale dividend expenses in its total expense ratio for purposes of the above fee table without any offset for those interest earnings. AST has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangement are included in "Other Expenses."
 9 The Investment Managers also have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO, and the AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO so that each Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $250 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $250 million to $750 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $750 million. All of these arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.
 10 The fees and expenses shown in the table above are estimates. Future expense ratios may be higher or lower than those shown in the table above. The portfolio is expected to engage in short sale activity to implement its market neutral and absolute return strategies. In general, taking a short position involves borrowing a security (usually from a broker), and selling the security in the open market, while receiving cash as the proceeds from the sale. The portfolio generally receives interest (a credit to the portfolio) on the cash proceeds from its short sales that are held as collateral at the broker. However, the portfolio must, while a short position is open with respect to a stock, pay out dividends on the shorted stock to the broker. This will represent an expense to the portfolio. Even though these short sale dividend expenses are typically offset, in whole or in part, by the credits received from earnings on the short sale proceeds, SEC accounting rules will require the portfolio to include the full amount of those short sale dividend expenses in its total expense ratio for purposes of the above fee table without any offset for those interest earnings. AST has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses."
 11 With respect to the AST QMA US EQUITY ALPHA PORTFOLIO, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales.
 12 Operating expenses are annualized. 12b-1 fees include distribution and service fees. Other Expenses include administration fees. The fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund so that common annual Fund operating expenses (i.e., a combination of fund administration fees and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain non-routine expenses and costs, including those related to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010. Without including the effect of this waiver/limitation, Total Annual Portfolio Expenses would be 1.13%. The Fund does not pay management fees but will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on acquired funds' expenses for the fiscal year ended December 31, 2008. Fund shares are held by a limited number of insurers, and, when applicable, by Funds of Funds. Substantial withdrawals by one or more insurers or Funds of Funds could reduce Fund assets, causing total Fund expenses to become higher.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges."
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   Optional benefit fees, as described below

 The examples also assume the following for the period shown:
   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2008, and those expenses remain the same each year*
   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Spousal Highest Daily Lifetime 6 Plus Income Benefit and the Combination 5% Roll-Up and HAV Death Benefit (which is the maximum combination of optional benefit charges)
   . For the X Series example, no Purchase Credit is granted under the Annuity. If Purchase Credits were reflected in the calculations, expenses would be higher, because the charges would have been applied to a larger Account Value.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 IF YOU SURRENDER YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD:

                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     X SERIES  $1,473 $2,632 $3,708 $5,927
                     -------------------------------------
                     B SERIES  $1,221 $2,182 $3,172 $5,520
                     -------------------------------------
                     L SERIES  $1,259 $2,292 $2,844 $5,819
                     -------------------------------------
                     C SERIES    $564 $1,705 $2,866 $5,855
                     -------------------------------------

 IF YOU DO NOT SURRENDER YOUR ANNUITY, OR IF YOU ANNUITIZE YOUR ANNUITY:

                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      X SERIES  $573 $1,732 $2,908 $5,927
                      -----------------------------------
                      B SERIES  $521 $1,582 $2,672 $5,520
                      -----------------------------------
                      L SERIES  $559 $1,692 $2,844 $5,819
                      -----------------------------------
                      C SERIES  $564 $1,705 $2,866 $5,855
                      -----------------------------------

                                    SUMMARY

 This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your Financial Professional can also help you if you have questions.

 THE ANNUITY: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement.

 The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity. Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

 This prospectus describes four different Annuities. The Annuities differ primarily in the fees and charges deducted and whether the Annuity provides Purchase Credits in certain circumstances. With the help of your Financial Professional, you choose the Annuity based on your time horizon, liquidity needs, and desire for Purchase Credits.

 Please see Appendix B "Selecting the Variable Annuity That's Right For You," for a side-by-side comparison of the key features of each of these Annuities.

 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU, GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

 PURCHASE: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

                  ANNUITY   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  X SERIES         80            $10,000
                  -------------------------------------------
                  B SERIES         85             $1,000
                  -------------------------------------------
                  L SERIES         85            $10,000
                  -------------------------------------------
                  C SERIES         85            $10,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.

 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order.

 Please see "Requirements for Purchasing One of the Annuities" for more detail.

 INVESTMENT OPTIONS: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying mutual funds is described in its own prospectus, which you should read before investing. There is no assurance that any variable Investment Option will meet its investment objective.

 You may also allocate money to an MVA Option that earns interest for a specific time period. In general, if you withdraw your money from this option more than 30 days prior to the end of the "Guarantee Period", you will be subject to a "Market Value Adjustment", which can either increase or decrease your Account Value. We also offer a 6 or 12 Month DCA Program under which your money is transferred monthly from a DCA MVA Option to the other Investment Options you have designated. Premature withdrawals from the DCA MVA Option may also be subject to a Market Value Adjustment.

 Please see "Investment Options," and "Managing Your Account Value" for information.

 ACCESS TO YOUR MONEY: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.

 You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

 Please see "Access to Account Value" and "Annuity Options" for more information.

 OPTIONAL LIVING BENEFITS
 GUARANTEED LIFETIME WITHDRAWAL BENEFITS. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero. If you withdraw more than the allowable amount during any year (referred to as "Excess Income"), your future level of guaranteed withdrawals decreases.

 These benefits are:
 Highest Daily Lifetime/SM/ 6 Plus
 Highest Daily Lifetime/SM/ 6 Plus with Lifetime Income Accelerator Spousal Highest Daily Lifetime/SM/ 6 Plus

 As part of these benefits you may invest only in certain permitted Investment Options. These benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formula.

 GUARANTEED MINIMUM ACCUMULATION BENEFITS. We offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formula.

 These benefits are:
 Guaranteed Return Option Plus/SM/ II
 Highest Daily Guaranteed Return Option/SM/ II

 Please see "Living Benefits" for more information.

 DEATH BENEFITS: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a basic death benefit. We also offer the following optional death benefits, for an additional charge:

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit Highest Anniversary Value Death Benefit

 Each optional death benefit has certain age and investment restrictions. Please see "Death Benefits" for more information.

 PURCHASE CREDITS: We apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. The amount of the Purchase Credit depends on your age at the time the Purchase Payment is made and the number of years that the Annuity has been in force. Because the X Series Annuity grants Purchase Credits with respect to your Purchase Payments, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset by the additional fees and charges associated with the Purchase Credit.

 FEES AND CHARGES: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.

 WHAT DOES IT MEAN THAT MY ANNUITY IS "TAX-DEFERRED"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.

 MARKET TIMING: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our Annuities, including legal information about Pruco Life, the Separate Account, and underlying funds.

                              INVESTMENT OPTIONS

 The Investment Options under each Annuity consist of the Sub-accounts and the MVA Options. Each Sub-account invests in an underlying portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are available, are your choice - we do not provide investment advice, nor do we recommend any particular portfolio. You bear the investment risk for amounts allocated to the portfolios.

 In contrast to the Sub-accounts, Account Value allocated to an MVA Option earns a fixed rate of interest during the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in an MVA Option, so long as you remain invested in the MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or "MVA", which can be positive or negative.

 As a condition of participating in the optional benefits, you may be restricted from investing in certain Sub-accounts or MVA Options. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime 6 Plus) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formula could impact the expenses and performance of the portfolios. Specifically, because transfers to and from the portfolios can be frequent and the amount transferred can vary, the portfolios could experience the following effects, among others: (a) they may be compelled to hold a larger portion of assets in highly liquid securities than they otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held (b) they may experience higher portfolio turnover, which generally will increase the portfolios' expenses and (c) if they are compelled by the formula to sell securities that are thinly-traded, such sales could have a significant impact on the price of such securities. Please consult the prospectus for the applicable portfolio for additional information about these effects.

 In this section, we describe the portfolios. We then discuss the investment restrictions that apply if you elect certain optional benefits. Finally, we discuss the MVA Options.

 VARIABLE INVESTMENT OPTIONS
 Each variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "Pruco Life and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one portfolio. You should carefully read the prospectus for any portfolio in which you are interested. The Investment Objectives/Policies Chart below classifies each of the portfolios based on our assessment of their investment style. The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you.

 Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those portfolios. Please see the Additional Information section, under the heading concerning "Service Fees Payable to Pruco Life" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a portfolio. While the investment objective and policies of the retail mutual funds and the portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the portfolios are found in the prospectuses for the portfolios. THE CURRENT PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE UNDERLYING PORTFOLIOS CAN BE OBTAINED BY CALLING 1-888-PRU-2888. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

 The name of the advisor/sub-advisor for each portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of the Advanced Series Trust. The portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 You may select portfolios individually, create your own combination of portfolios, or select from among combinations of portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming precisely to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.

 If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

    ------------------------------------------------------------------------
     PORTFOLIO NAME/INVESTMENT OBJECTIVES   STYLE/         PORTFOLIO
                  & POLICIES                TYPE           ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
            ADVANCED SERIES TRUST
    ------------------------------------------------------------------------
     AST ACADEMIC STRATEGIES ASSET          ASSET        AlphaSimplex
     ALLOCATION PORTFOLIO (FORMERLY KNOWN   ALLOCA-    Group, LLC; First
     AS AST BALANCED ASSET ALLOCATION       TION        Quadrant L.P.;
     PORTFOLIO): SEEKS LONG TERM CAPITAL              Jennison Associates
     APPRECIATION. The portfolio is a                     LLC; Mellon
     multi- asset class fund that pursues                   Capital
     both top-down asset allocation                       Management
     strategies and bottom-up selection               Corporation; Pacific
     of securities, investment managers,                  Investment
     and mutual funds. Under normal                       Management
     circumstances, approximately 60% of                  Company LLC
     the assets will be allocated to                       (PIMCO);
     traditional asset classes (including              Prudential Bache
     US and international equities and                 Asset Management,
     bonds) and approximately 40% of the                 Incorporated;
     assets will be allocated to                         Quantitative
     nontraditional asset classes                         Management
     (including real estate, commodities,               Associates LLC
     and alternative strategies). Those
     percentages are subject to change at
     the discretion of the advisor. This
     portfolio may have exposure to
     non-investment grade bonds, which
     are commonly known as "junk bonds".
    ------------------------------------------------------------------------
     AST ADVANCED STRATEGIES PORTFOLIO:     ASSET          LSV Asset
     SEEKS A HIGH LEVEL OF ABSOLUTE         ALLOCA-       Management;
     RETURN. The portfolio invests in       TION        Marsico Capital
     traditional and non-traditional                   Management, LLC;
     investment strategies and by                     Pacific Investment
     investing in domestic and foreign                    Management
     equity and fixed income securities,                  Company LLC
     derivative instruments in exchange                (PIMCO); T. Rowe
     traded funds. The asset allocation                Price Associates,
     generally provides for an allotment              Inc.; William Blair
     of 50% of the portfolio assets to a                & Company, LLC;
     combination of domestic and                         Quantitative
     international equity strategies and                  Management
     the remainder in a combination of                  Associates LLC
     U.S. fixed income, hedged
     international bond and real return
     bonds. The manager will allocate the
     assets of the portfolio across
     different investment categories and
     subadvisors. This portfolio may have
     exposure to non-investment grade
     bonds, which are commonly known as
     "junk bonds".
    ------------------------------------------------------------------------
     AST ALLIANCEBERNSTEIN CORE VALUE       LARGE      AllianceBernstein
     PORTFOLIO: SEEKS LONG-TERM CAPITAL      CAP             L.P.
     GROWTH BY INVESTING PRIMARILY IN       VALUE
     COMMON STOCKS. The subadviser
     expects that the majority of the
     portfolio's assets will be invested
     in the common stocks of large
     companies that appear to be
     undervalued. Among other things, the
     portfolio seeks to identify
     compelling buying opportunities
     created when companies are
     undervalued on the basis of investor
     reactions to near-term problems or
     circumstances even though their
     long-term prospects remain sound.
     The subadviser seeks to identify
     individual companies with earnings
     growth potential that may not be
     recognized by the market at large.
    ------------------------------------------------------------------------
     AST ALLIANCEBERNSTEIN GROWTH &         LARGE      AllianceBernstein
     INCOME PORTFOLIO: SEEKS LONG-TERM       CAP             L.P.
     GROWTH OF CAPITAL AND INCOME WHILE     VALUE
     ATTEMPTING TO AVOID EXCESSIVE
     FLUCTUATIONS IN MARKET VALUE. The
     Portfolio normally will invest in
     common stocks (and securities
     convertible into common stocks). The
     subadviser will take a
     value-oriented approach, in that it
     will try to keep the portfolio's
     assets invested in securities that
     are selling at reasonable valuations
     in relation to their fundamental
     business prospects.
    ------------------------------------------------------------------------
     AST AMERICAN CENTURY INCOME & GROWTH   LARGE      American Century
     PORTFOLIO: SEEKS CAPITAL GROWTH WITH    CAP          Investment
     CURRENT INCOME AS A SECONDARY          VALUE      Management, Inc.
     OBJECTIVE. The portfolio invests
     primarily in common stocks that
     offer potential for capital growth,
     and may, consistent with its
     investment objective, invest in
     stocks that offer potential for
     current income. The subadviser
     utilizes a quantitative management
     technique with a goal of building an
     equity portfolio that provides
     better returns than the S&P 500
     Index without taking on significant
     additional risk and while attempting
     to create a dividend yield that will
     be greater than the S&P 500 Index.
    ------------------------------------------------------------------------

     ---------------------------------------------------------------------
      PORTFOLIO NAME/INVESTMENT OBJECTIVES    STYLE/       PORTFOLIO
                   & POLICIES                 TYPE         ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
      AST BALANCED ASSET ALLOCATION           ASSET       Prudential
      PORTFOLIO (FORMERLY KNOWN AS AST        ALLOCA-   Investments LLC;
      CONSERVATIVE ASSET ALLOCATION           TION       Quantitative
      PORTFOLIO): SEEKS TO OBTAIN TOTAL                   Management
      RETURN CONSISTENT WITH ITS SPECIFIED              Associates LLC
      LEVEL OF RISK. The portfolio
      primarily invests its assets in a
      diversified portfolio of other
      mutual funds, the underlying
      portfolios, of the Advanced Series
      Trust and certain affiliated money
      market funds. Under normal market
      conditions, the portfolio will
      devote approximately 60% of its net
      assets to underlying portfolios
      investing primarily in equity
      securities (with a range of 52.5% to
      67.5%, and 40% of its net assets to
      underlying portfolios investing
      primarily in debt securities and
      money market instruments (with a
      range of 32.5% to 47.5%). The
      portfolio is not limited to
      investing exclusively in shares of
      the underlying portfolios and may
      invest in securities and futures
      contracts, swap agreements and other
      financial and derivative
      instruments. This portfolio may have
      exposure to non-investment grade
      bonds, which are commonly known as
      "junk bonds".
     ---------------------------------------------------------------------
      AST BOND PORTFOLIOS 2017, 2018,         FIXED       Prudential
      2019, 2020, AND 2021: EACH AST BOND     INCOME      Investment
      PORTFOLIO SEEKS THE HIGHEST                       Management, Inc.
      POTENTIAL TOTAL RETURN CONSISTENT
      WITH ITS SPECIFIED LEVEL OF RISK
      TOLERANCE TO MEET THE PARAMETERS
      ESTABLISHED TO SUPPORT THE GRO
      BENEFITS AND MAINTAIN LIQUIDITY TO
      SUPPORT CHANGES IN MARKET CONDITIONS
      FOR THE FIXED MATURITY YEAR
      INDICATED IN ITS NAME. Please note
      that you may not make Purchase
      Payments to, or transfer Account
      Value to or from, each portfolio,
      and that each portfolio is available
      only with certain living benefits.
     ---------------------------------------------------------------------
      AST CAPITAL GROWTH ASSET ALLOCATION     ASSET       Prudential
      PORTFOLIO: SEEKS TO OBTAIN TOTAL        ALLOCA-   Investments LLC;
      RETURN CONSISTENT WITH ITS SPECIFIED    TION       Quantitative
      LEVEL OF RISK. The portfolio                        Management
      primarily invests its assets in a                 Associates LLC
      diversified portfolio of other
      mutual funds, the underlying
      portfolios, of the Advanced Series
      Trust and certain affiliated money
      market funds. Under normal market
      conditions, the portfolio will
      devote approximately 75% of its net
      assets to underlying portfolios
      investing primarily in equity
      securities (with a range of 67.5% to
      80%), and 25% of its net assets to
      underlying portfolios investing
      primarily in debt securities and
      money market instruments (with a
      range of 20.0% to 32.5%). The
      portfolio is not limited to
      investing exclusively in shares of
      the underlying portfolios and may
      invest in securities and futures
      contracts, swap agreements and other
      financial and derivative instruments.
     ---------------------------------------------------------------------
      AST CLS GROWTH ASSET ALLOCATION         ASSET     CLS Investments
      PORTFOLIO: SEEKS THE HIGHEST            ALLOCA-         LLC
      POTENTIAL TOTAL RETURN CONSISTENT       TION
      WITH ITS SPECIFIED LEVEL OF RISK
      TOLERANCE. Under normal
      circumstances, at least 90% of the
      portfolio's assets will be invested
      in other portfolios of Advanced
      Series Trust (the underlying
      portfolios) while no more than 10%
      of the portfolio's assets may be
      invested in exchange traded funds
      (ETFs). Under normal market
      conditions, the portfolio will
      devote from 60% to 80% of its net
      assets to underlying portfolios and
      ETFs investing primarily in equity
      securities, and from 20% to 40% of
      its net assets to underlying
      portfolios and ETFs investing
      primarily in debt securities and
      money market instruments. This
      portfolio may have exposure to
      non-investment grade bonds, which
      are commonly known as "junk bonds".
     ---------------------------------------------------------------------
      AST CLS MODERATE ASSET ALLOCATION       ASSET     CLS Investments
      PORTFOLIO: SEEKS THE HIGHEST            ALLOCA-         LLC
      POTENTIAL TOTAL RETURN CONSISTENT       TION
      WITH ITS SPECIFIED LEVEL OF RISK
      TOLERANCE. Under normal
      circumstances, at least 90% of the
      portfolio's assets will be invested
      in other portfolios of Advanced
      Series Trust (the underlying
      portfolios) while no more than 10%
      of the portfolio's assets may be
      invested in exchange traded funds
      (ETFs). Under normal market
      conditions, the portfolio will
      devote from 40% to 60% of its net
      assets to underlying portfolios and
      ETFs investing primarily in equity
      securities, and from 40% to 60% of
      its net assets to underlying
      portfolios and ETFs investing
      primarily in debt securities and
      money market instruments. This
      portfolio may have exposure to
      non-investment grade bonds, which
      are commonly known as "junk bonds".
     ---------------------------------------------------------------------

   -------------------------------------------------------------------------
    PORTFOLIO NAME/INVESTMENT OBJECTIVES     STYLE/         PORTFOLIO
                 & POLICIES                   TYPE           ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
    AST COHEN & STEERS REALTY PORTFOLIO:    SPECIALTY     Cohen & Steers
    SEEKS TO MAXIMIZE TOTAL RETURN                           Capital
    THROUGH INVESTMENT IN REAL ESTATE                    Management, Inc.
    SECURITIES. The Portfolio pursues
    its investment objective by
    investing, under normal
    circumstances, at least 80% of its
    net assets in common stocks and
    other equity securities issued by
    real estate companies, such as real
    estate investment trusts (REITs).
    Under normal circumstances, the
    portfolio will invest substantially
    all of its assets in the equity
    securities of real estate companies,
    i.e., a company that derives at
    least 50% of its revenues from the
    ownership, construction, financing,
    management or sale of real estate or
    that has at least 50% of its assets
    in real estate. Real estate
    companies may include real estate
    investment trusts (REITs).
   -------------------------------------------------------------------------
    AST DEAM LARGE-CAP VALUE PORTFOLIO:      LARGE           Deutsche
    SEEKS MAXIMUM GROWTH OF CAPITAL BY        CAP           Investment
    INVESTING PRIMARILY IN THE VALUE         VALUE          Management
    STOCKS OF LARGER COMPANIES. The                       Americas, Inc.
    portfolio pursues its objective,
    under normal market conditions, by
    primarily investing at least 80% of
    the value of its assets in the
    equity securities of large-sized
    companies included in the Russell
    1000(R) Value Index. The subadviser
    employs an investment strategy
    designed to maintain a portfolio of
    equity securities which approximates
    the market risk of those stocks
    included in the Russell 1000(R)
    Value Index, but which attempts to
    outperform the Russell 1000(R) Value
    Index through active stock selection.
   -------------------------------------------------------------------------
    AST FEDERATED AGGRESSIVE GROWTH          SMALL       Federated Equity
    PORTFOLIO: SEEKS CAPITAL GROWTH. The      CAP           Management
    portfolio pursues its investment         GROWTH         Company of
    objective by investing primarily in                   Pennsylvania/
    the stocks of small companies that                   Federated Global
    are traded on national security                         Investment
    exchanges, NASDAQ stock exchange and                 Management Corp.;
    the over-the-counter-market. Small                    Federated MDTA
    companies will be defined as                               LLC
    companies with market
    capitalizations similar to companies
    in the Russell 2000 Growth and S&P
    600 Small Cap Index.
   -------------------------------------------------------------------------
    AST FIDELITY INVESTMENTS(R)              ASSET        Pyramis Global
    PYRAMIS(R) ASSET ALLOCATION              ALLOCA-     Advisors, LLC, a
    PORTFOLIO: (FORMERLY AST NIEMANN          TION           Fidelity
    CAPITAL GROWTH ASSET ALLOCATION                        Investments
    PORTFOLIO): SEEKS TO MAXIMIZE TOTAL                      company
    RETURN. In seeking to achieve the
    Portfolio's investment objective,
    the subadviser will cause the
    Portfolio's assets to be allocated
    across six uniquely specialized
    investment strategies that invest
    primarily in equity securities
    (i.e., the Equity Strategies), one
    fixed-income strategy (i.e., the
    Broad Market Duration Strategy), and
    one strategy designed to provide
    liquidity (i.e., the Liquidity
    Strategy).
   -------------------------------------------------------------------------
    AST FIRST TRUST BALANCED TARGET          ASSET         First Trust
    PORTFOLIO: SEEKS LONG-TERM CAPITAL       ALLOCA-      Advisors L.P.
    GROWTH BALANCED BY CURRENT INCOME.        TION
    The portfolio seeks to achieve its
    objective by investing approximately
    65% in common stocks and
    approximately 35% in fixed income
    securities. The portfolio allocates
    the equity portion of the portfolio
    across five uniquely specialized
    strategies - The Dow(R) Target
    Dividend, the Value Line(R) Target
    25, the Global Dividend Target 15,
    the NYSE(R) International Target 25,
    and the Target Small Cap. Each
    strategy employs a quantitative
    approach by screening common stocks
    for certain attributes and/or using
    a multi-factor scoring system to
    select the common stocks. The fixed
    income allocation is determined by
    the DOW Jones Income strategy which
    utilizes certain screens to select
    bonds from the DOW Jones Corporate
    Bond Index or like-bonds not in the
    index. This portfolio may have
    exposure to non-investment grade
    bonds, which are commonly known as
    "junk bonds".
   -------------------------------------------------------------------------
    AST FIRST TRUST CAPITAL APPRECIATION     ASSET         First Trust
    TARGET PORTFOLIO: SEEKS LONG-TERM        ALLOCA-      Advisors L.P.
    CAPITAL GROWTH. The portfolio seeks       TION
    to achieve its objective by
    investing approximately 80% in
    common stocks and approximately 20%
    in fixed income securities. The
    portfolio allocates the equity
    portion of the portfolio across five
    uniquely specialized strategies -
    the Value Line(R) Target 25, the
    Global Dividend Target 15, the
    Target Small Cap, the Nasdaq(R)
    Target 15, and the NYSE(R)
    International Target 25. Each
    strategy employs a quantitative
    approach by screening common stocks
    for certain attributes and/or using
    a multi-factor scoring system to
    select the common stocks. The fixed
    income allocation is determined by
    the DOW Jones Income strategy which
    utilizes certain screens to select
    bonds from the DOW Jones Corporate
    Bond Index or like-bonds not in the
    index. This portfolio may have
    exposure to non-investment grade
    bonds, which are commonly known as
    "junk bonds".
   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
    PORTFOLIO NAME/INVESTMENT OBJECTIVES    STYLE/          PORTFOLIO
                 & POLICIES                  TYPE           ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
    AST GLOBAL REAL ESTATE PORTFOLIO:      SPECIALTY     Prudential Real
    SEEKS CAPITAL APPRECIATION AND                      Estate Investors
    INCOME. The portfolio will normally
    invest at least 80% of its liquid
    assets (net assets plus any
    borrowing made for investment
    purposes) in equity-related
    securities of real estate companies.
    The portfolio will invest in
    equity-related securities of real
    estate companies. The portfolio may
    invest up to 15% of its net assets
    in ownership interests in commercial
    real estate through investments in
    private real estate.
   -------------------------------------------------------------------------
    AST GOLDMAN SACHS CONCENTRATED          LARGE         Goldman Sachs
    GROWTH PORTFOLIO: SEEKS LONG-TERM        CAP        Asset Management,
    GROWTH OF CAPITAL. The portfolio        GROWTH            L.P.
    will pursue its objective by
    investing primarily in equity
    securities of companies that the
    subadviser believes have the
    potential to achieve capital
    appreciation over the long-term. The
    portfolio seeks to achieve its
    investment objective by investing,
    under normal circumstances, in
    approximately 30 - 45 companies that
    are considered by the subadviser to
    be positioned for long-term growth.
   -------------------------------------------------------------------------
    AST GOLDMAN SACHS MID-CAP GROWTH       MID CAP        Goldman Sachs
    PORTFOLIO: SEEKS LONG-TERM CAPITAL      GROWTH      Asset Management,
    GROWTH. The portfolio pursues its                         L.P.
    investment objective, by investing
    primarily in equity securities
    selected for their growth potential,
    and normally invests at least 80% of
    the value of its assets in
    medium-sized companies. Medium-sized
    companies are those whose market
    capitalizations (measured at the
    time of investment) fall within the
    range of companies in the Russell
    Mid-cap Growth Index. The subadviser
    seeks to identify individual
    companies with earnings growth
    potential that may not be recognized
    by the market at large.
   -------------------------------------------------------------------------
    AST GOLDMAN SACHS SMALL-CAP VALUE       SMALL         Goldman Sachs
    PORTFOLIO: SEEKS LONG-TERM CAPITAL       CAP        Asset Management,
    APPRECIATION. The portfolio will        VALUE             L.P.
    seek its objective through
    investments primarily in equity
    securities that are believed to be
    undervalued in the marketplace. The
    portfolio will invest, under normal
    circumstances, at least 80% of the
    value of its assets plus any
    borrowings for investment purposes
    in small capitalization companies.
    The 80% investment requirement
    applies at the time the Portfolio
    invests its assets. The portfolio
    generally defines small
    capitalization companies as
    companies with market
    capitalizations that are within the
    range of the Russell 2000 Value
    Index at the time of purchase.
   -------------------------------------------------------------------------
    AST HIGH YIELD PORTFOLIO: SEEKS         FIXED       Pacific Investment
    MAXIMUM TOTAL RETURN, CONSISTENT        INCOME         Management
    WITH PRESERVATION OF CAPITAL AND                       Company LLC
    PRUDENT INVESTMENT MANAGEMENT. The                       (PIMCO)
    portfolio will invest, under normal
    circumstances, at least 80% of its
    net assets plus any borrowings for
    investment purposes (measured at
    time of purchase) in non-investment
    grade high yield, fixed-income
    investments which may be represented
    by forwards or derivatives such as
    options, futures contracts, or swap
    agreements. Non-investment grade
    investments are financial
    instruments rated Ba or lower by a
    Moody's Investors Services, Inc. or
    equivalently rated by Standard
    Poor's Corporation, or Fitch, or, if
    unrated, determined by the
    subadviser to be of comparable
    quality. This portfolio may have
    exposure to non-investment grade
    bonds, which are commonly known as
    "junk bonds".
   -------------------------------------------------------------------------
    AST HORIZON GROWTH ASSET ALLOCATION     ASSET            Horizon
    PORTFOLIO: SEEKS THE HIGHEST            ALLOCA-     Investments, LLC
    POTENTIAL TOTAL RETURN CONSISTENT        TION
    WITH ITS SPECIFIED LEVEL OF RISK
    TOLERANCE. Under normal
    circumstances, at least 90% of the
    portfolio's assets will be invested
    in other portfolios of Advanced
    Series Trust (the underlying
    portfolios) while no more than 10%
    of the portfolio's assets may be
    invested in exchange traded funds
    (ETFs). Under normal market
    conditions, the portfolio will
    devote from 60% to 80% of its net
    assets to underlying portfolios and
    ETFs investing primarily in equity
    securities, and from 20% to 40% of
    its net assets to underlying
    portfolios and ETFs investing
    primarily in debt securities and
    money market instruments. This
    portfolio may have exposure to
    non-investment grade bonds, which
    are commonly known as "junk bonds".
   -------------------------------------------------------------------------

     ----------------------------------------------------------------------
      PORTFOLIO NAME/INVESTMENT OBJECTIVES   STYLE/         PORTFOLIO
                   & POLICIES                 TYPE          ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
      AST HORIZON MODERATE ASSET              ASSET          Horizon
      ALLOCATION PORTFOLIO: SEEKS THE        ALLOCA-     Investments, LLC
      HIGHEST POTENTIAL TOTAL RETURN          TION
      CONSISTENT WITH ITS SPECIFIED LEVEL
      OF RISK TOLERANCE. Under normal
      circumstances, at least 90% of the
      portfolio's assets will be invested
      in other portfolios of Advanced
      Series Trust (the underlying
      portfolios) while no more than 10%
      of the portfolio's assets may be
      invested in exchange traded funds
      (ETFs). Under normal market
      conditions, the portfolio will
      devote from 40% to 60% of its net
      assets to underlying portfolios and
      ETFs investing primarily in equity
      securities, and from 40% to 60% of
      its net assets to underlying
      portfolios and ETFs investing
      primarily in debt securities and
      money market instruments. This
      portfolio may have exposure to
      non-investment grade bonds, which
      are commonly known as "junk bonds".
     ----------------------------------------------------------------------
      AST INTERNATIONAL GROWTH PORTFOLIO:     INTER-     Marsico Capital
      SEEKS LONG-TERM CAPITAL GROWTH.        NATIONAL    Management, LLC;
      Under normal circumstances, the        EQUITY      William Blair &
      portfolio invests at least 80% of                   Company, LLC
      the value of its assets in
      securities of issuers that are
      economically tied to countries other
      than the United States. Although the
      portfolio intends to invest at least
      80% of its assets in the securities
      of issuers located outside the
      United States, it may at times
      invest in U.S. issuers and it may
      invest all of its assets in fewer
      than five countries or even a single
      country. The portfolio looks
      primarily for stocks of companies
      whose earnings are growing at a
      faster rate than other companies or
      which offer attractive growth.
     ----------------------------------------------------------------------
      AST INTERNATIONAL VALUE PORTFOLIO:      INTER-        LSV Asset
      SEEKS LONG-TERM CAPITAL                NATIONAL      Management;
      APPRECIATION. The portfolio normally   EQUITY         Thornburg
      invests at least 80% of the                          Investment
      portfolio's assets in equity                       Management, Inc.
      securities. The portfolio will
      invest at least 65% of its net
      assets in the equity securities of
      companies in at least three
      different countries, without limit
      as to the amount of assets that may
      be invested in a single country.
     ----------------------------------------------------------------------
      AST INVESTMENT GRADE BOND PORTFOLIO:    FIXED        Prudential
      SEEKS THE HIGHEST POTENTIAL TOTAL      INCOME        Investment
      RETURN CONSISTENT WITH ITS SPECIFIED               Management, Inc.
      LEVEL OF RISK TOLERANCE TO MEET THE
      PARAMETERS ESTABLISHED TO SUPPORT
      THE HIGHEST DAILY LIFETIME 6 PLUS
      BENEFITS AND MAINTAIN LIQUIDITY TO
      SUPPORT CHANGES IN MARKET CONDITIONS
      FOR A FIXED DURATION (WEIGHTED
      AVERAGE MATURITY) OF ABOUT 6 YEARS.
      Please note that you may not make
      Purchase Payments to, or transfer
      Account Value to or from, this
      portfolio, and that this portfolio
      is available only with certain
      living benefits.
     ----------------------------------------------------------------------
      AST JPMORGAN INTERNATIONAL EQUITY       INTER-       J.P. Morgan
      PORTFOLIO: SEEKS LONG-TERM CAPITAL     NATIONAL      Investment
      GROWTH BY INVESTING IN A DIVERSIFIED   EQUITY      Management, Inc.
      PORTFOLIO OF INTERNATIONAL EQUITY
      SECURITIES. The portfolio seeks to
      meet its objective by investing,
      under normal market conditions, at
      least 80% of its assets in a
      diversified portfolio of equity
      securities of companies located or
      operating in developed non-U.S.
      countries and emerging markets of
      the world. The equity securities
      will ordinarily be traded on a
      recognized foreign securities
      exchange or traded in a foreign
      over-the-counter market in the
      country where the issuer is
      principally based, but may also be
      traded in other countries including
      the United States.
     ----------------------------------------------------------------------
      AST J.P. MORGAN STRATEGIC               ASSET        J.P. Morgan
      OPPORTUNITIES PORTFOLIO: (FORMERLY     ALLOCA-       Investment
      AST UBS DYNAMIC ALPHA PORTFOLIO):       TION       Management Inc.
      SEEKS TO MAXIMIZE TOTAL RETURN
      COMPARED TO ITS BENCHMARK THROUGH
      SECURITY SELECTION AND TACTICAL
      ASSET ALLOCATION. The Portfolio will
      utilize a variety of diversifying
      asset classes and investment styles,
      including a significant allocation
      to alternative investment strategies
      such as market neutral, 130/30, and
      absolute return. The Portfolio may
      invest in a wide range of asset
      classes, including U.S. and non-U.S.
      equities, emerging markets equities,
      real estate investment trusts
      (REITs) domiciled in and outside of
      the United States, U.S. and non-U.S.
      fixed income, high yield bonds,
      convertible bonds, and emerging
      markets bonds. The allocation to
      these assets classes will vary
      depending on the subadviser's
      tactical views. Market neutral
      strategies seek to produce a
      positive return regardless of the
      direction of the equity markets.
      130/30 strategies follow a
      particular index, for example the
      S&P 500, but allow the subadviser to
      sell short securities that are
      deemed likely to decline in value.
      Absolute return strategies seek to
      generate a return in excess of
      prevailing yields on U.S. Treasuries
      or the London Interbank Offered Rate
      (LIBOR). This portfolio may have
      exposure to non-investment grade
      bonds, which are commonly known as
      "junk bonds".
     ----------------------------------------------------------------------

-------------------------------------------------------------------------------
   PORTFOLIO NAME/INVESTMENT OBJECTIVES &       STYLE/        PORTFOLIO
                  POLICIES                      TYPE           ADVISOR/
                                                             SUB-ADVISOR
-------------------------------------------------------------------------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO:       LARGE     Jennison Associates
 SEEKS LONG-TERM GROWTH OF CAPITAL. Under        CAP             LLC
 normal market conditions, the Portfolio        GROWTH
 will invest at least 80% of its investable
 assets in the equity and equity-related
 securities of large-capitalization
 companies measured, at the time of
 purchase, to be within the market
 capitalization of the Russell 1000(R)
 Index. In deciding which equity securities
 to buy, the Subadvisor will use a growth
 investment style and will invest in stocks
 it believes could experience superior sales
 or earnings growth, or high returns on
 equity and assets. The companies in which
 the Subadvisor will invest generally tend
 to have a unique market niche, a strong new
 product profile or superior management.
-------------------------------------------------------------------------------
 AST JENNISON LARGE-CAP VALUE PORTFOLIO:        LARGE     Jennison Associates
 SEEKS CAPITAL APPRECIATION. Under normal        CAP             LLC
 market conditions, the Portfolio will          VALUE
 invest at least 80% of its investable
 assets in the equity and equity-related
 securities of large-capitalization
 companies measured, at the time of
 purchase, to be within the market
 capitalization of the Russell 1000(R)
 Index. In deciding which equity securities
 to buy, the Subadvisor will use a value
 investment style and will invest in common
 stocks that it believes are being valued at
 a discount to their true worth, as defined
 by the value of their earnings, free cash
 flow, the value of their assets, their
 private market value, or some combination
 of these factors. The Subadvisor will look
 for catalysts that will help unlock a
 common stock's inherent value.
-------------------------------------------------------------------------------
 AST LARGE-CAP VALUE PORTFOLIO: SEEKS           LARGE        Eaton Vance
 CURRENT INCOME AND LONG-TERM GROWTH OF          CAP         Management;
 INCOME, AS WELL AS CAPITAL APPRECIATION.       VALUE     Hotchkis and Wiley
 The portfolio invests, under normal                           Capital
 circumstances, at least 80% of its net                     Management LLC
 assets in common stocks of large
 capitalization companies. Large
 capitalization companies are those
 companies with market capitalizations
 within the market capitalization range of
 the Russell 1000 Value Index.
-------------------------------------------------------------------------------
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:      FIXED     Lord, Abbett & Co.
 SEEKS HIGH CURRENT INCOME AND THE              INCOME           LLC
 OPPORTUNITY FOR CAPITAL APPRECIATION TO
 PRODUCE A HIGH TOTAL RETURN. The portfolio
 invests, under normal circumstances, at
 least 80% of the value of its assets in
 fixed income securities. The portfolio
 allocates its assets principally among
 fixed income securities in four market
 sectors: U.S. investment grade securities,
 U.S. high yield securities, foreign
 securities (including emerging market
 securities) and convertible securities.
 Under normal circumstances, the portfolio
 invests in each of the four sectors
 described above. However, the portfolio may
 invest substantially all of its assets in
 any one sector at any time, subject to the
 limitation that at least 20% of the
 portfolio's net assets must be invested in
 any combination of investment grade debt
 securities, U.S. Government securities and
 cash equivalents. The portfolio may find
 good value in high yield securities,
 sometimes called "lower-rated bonds" or
 "junk bonds," and frequently may have more
 than half of its assets invested in those
 securities. The portfolio may also make
 significant investments in mortgage-backed
 securities. Although the portfolio expects
 to maintain a weighted average maturity in
 the range of five to twelve years, there
 are no maturity restrictions on the overall
 portfolio or on individual securities. The
 portfolio may invest up to 20% of its net
 assets in equity securities. The portfolio
 may invest up to 20% of its net assets in
 foreign securities.
-------------------------------------------------------------------------------
 AST MARSICO CAPITAL GROWTH PORTFOLIO: SEEKS    LARGE      Marsico Capital
 CAPITAL GROWTH. Income realization is not       CAP       Management, LLC
 an investment objective and any income         GROWTH
 realized on the portfolio's investments,
 therefore, will be incidental to the
 portfolio's objective. The portfolio will
 pursue its objective by investing primarily
 in common stocks of large companies that
 are selected for their growth potential.
 Large capitalization companies are
 companies with market capitalizations
 within the market capitalization range of
 the Russell 1000 Growth Index. In selecting
 investments for the portfolio, the
 subadviser uses an approach that combines
 "top down" macroeconomic analysis with
 "bottom up" stock selection. The "top down"
 approach identifies sectors, industries and
 companies that may benefit from the trends
 the subadviser has observed. The subadviser
 then looks for individual companies with
 earnings growth potential that may not be
 recognized by the market at large,
 utilizing a "bottom up" stock selection
 process. The portfolio will normally hold a
 core position of between 35 and 50 common
 stocks. The portfolio may hold a limited
 number of additional common stocks at times
 when the portfolio manager is accumulating
 new positions, phasing out existing or
 responding to exceptional market conditions.
-------------------------------------------------------------------------------

   -------------------------------------------------------------------------
    PORTFOLIO NAME/INVESTMENT OBJECTIVES    STYLE/          PORTFOLIO
                 & POLICIES                  TYPE           ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
    AST MFS GLOBAL EQUITY PORTFOLIO:         INTER-       Massachusetts
    SEEKS CAPITAL GROWTH. Under normal      NATIONAL    Financial Services
    circumstances the portfolio invests     EQUITY           Company
    at least 80% of its assets in equity
    securities. The portfolio may invest
    in the securities of U.S. and
    foreign issuers (including issuers
    in emerging market countries). While
    the portfolio may invest its assets
    in companies of any size, the
    portfolio generally focuses on
    companies with relatively large
    market capitalizations relative to
    the markets in which they are traded.
   -------------------------------------------------------------------------
    AST MFS GROWTH PORTFOLIO: SEEKS          LARGE        Massachusetts
    LONG-TERM CAPITAL GROWTH AND FUTURE,      CAP       Financial Services
    RATHER THAN CURRENT INCOME. Under       GROWTH           Company
    normal market conditions, the
    portfolio invests at least 80% of
    its net assets in common stocks and
    related securities, such as
    preferred stocks, convertible
    securities and depositary receipts.
    The subadviser uses a "bottom up" as
    opposed to a "top down" investment
    style in managing the portfolio.
   -------------------------------------------------------------------------
    AST MID CAP VALUE PORTFOLIO: SEEKS        MID       EARNEST Partners
    TO PROVIDE CAPITAL GROWTH BY              CAP          LLC; WEDGE
    INVESTING PRIMARILY IN                   VALUE           Capital
    MID-CAPITALIZATION STOCKS THAT                       Management, LLP
    APPEAR TO BE UNDERVALUED. The
    portfolio generally invests, under
    normal circumstances, at least 80%
    of the value of its net assets in
    mid-capitalization companies.
    Mid-capitalization companies are
    generally those that have market
    capitalizations, at the time of
    purchase, within the market
    capitalization range of companies
    included in the Russell Midcap Value
    Index during the previous 12-months
    based on month-end data.
   -------------------------------------------------------------------------
    AST MONEY MARKET PORTFOLIO: SEEKS        FIXED         Prudential
    HIGH CURRENT INCOME WHILE               INCOME         Investment
    MAINTAINING HIGH LEVELS OF                          Management, Inc.
    LIQUIDITY. The portfolio invests in
    high-quality, short-term, U.S.
    dollar denominated corporate, bank
    and government obligations. The
    portfolio will invest in securities
    which have effective maturities of
    not more than 397 days. Please note
    that you would experience negative
    investment return within the portion
    of your Annuity invested in this
    portfolio if the portfolio's current
    yield is so low that the charges
    under your Annuity exceed the
    portfolio's current yield.
   -------------------------------------------------------------------------
    AST NEUBERGER BERMAN/LSV MID-CAP          MID           LSV Asset
    VALUE PORTFOLIO (FORMERLY KNOWN AS        CAP          Management;
    AST NEUBERGER BERMAN MID-CAP VALUE       VALUE      Neuberger Berman
    PORTFOLIO): SEEKS CAPITAL GROWTH.                    Management LLC
    Under normal market conditions, the
    portfolio invests at least 80% of
    its net assets in the common stocks
    of medium capitalization companies.
    For purposes of the portfolio,
    companies with market
    capitalizations that fall within the
    range of the Russell Midcap(R) Index
    at the time of investment are
    considered medium capitalization
    companies. Some of the portfolio's
    assets may be invested in the
    securities of large-cap companies as
    well as in small-cap companies.
    Under the portfolio's value-oriented
    investment approach, the subadviser
    looks for well-managed companies
    whose stock prices are undervalued
    and that may rise in price before
    other investors realize their worth.
   -------------------------------------------------------------------------
    AST NEUBERGER BERMAN MID-CAP GROWTH       MID       Neuberger Berman
    PORTFOLIO: SEEKS CAPITAL GROWTH.          CAP        Management LLC
    Under normal market conditions, the     GROWTH
    Portfolio invests at least 80% of
    its net assets in the common stocks
    of mid-capitalization companies.
    Mid-capitalization companies are
    those companies whose market
    capitalization is within the range
    of market capitalizations of
    companies in the Russell Midcap(R)
    Growth Index. Using fundamental
    research and quantitative analysis,
    the subadviser looks for
    fast-growing companies that are in
    new or rapidly evolving industries.
    The portfolio may invest in foreign
    securities (including emerging
    markets securities).
   -------------------------------------------------------------------------
    AST NEUBERGER BERMAN SMALL-CAP           SMALL      Neuberger Berman
    GROWTH PORTFOLIO: SEEKS MAXIMUM           CAP        Management LLC
    GROWTH OF INVESTORS' CAPITAL FROM A     GROWTH
    PORTFOLIO OF GROWTH STOCKS OF
    SMALLER COMPANIES. The portfolio
    pursues its objective, under normal
    circumstances, by primarily
    investing at least 80% of its total
    assets in the equity securities of
    small-sized companies included in
    the Russell 2000 Growth(R) Index.
   -------------------------------------------------------------------------

   --------------------------------------------------------------------------
    PORTFOLIO NAME/INVESTMENT OBJECTIVES   STYLE/           PORTFOLIO
                 & POLICIES                 TYPE            ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
    AST PARAMETRIC EMERGING MARKETS        INTER-      Parametric Portfolio
    EQUITY PORTFOLIO: SEEKS LONG-TERM      NATIONAL      Associates LLC
    CAPITAL APPRECIATION. The portfolio    EQUITY
    normally invests at least 80% of its
    net assets in equity securities
    traded on the equity markets of
    emerging market countries, which are
    those considered to be developing.
    Emerging markets countries include
    countries in Asia, Latin America,
    the Middle East, Southern Europe,
    Eastern Europe, Africa and the
    region formerly comprising the
    Soviet Union. A company will be
    considered to be located in an
    emerging market country if it is
    domiciled in or derives more that
    50% of its revenues or profits from
    emerging market countries. The
    portfolio seeks to employ a
    top-down, disciplined and structured
    investment process that emphasizes
    broad exposure and diversification
    among emerging market countries,
    economic sectors and issuers.
   --------------------------------------------------------------------------
    AST PIMCO LIMITED MATURITY BOND         FIXED      Pacific Investment
    PORTFOLIO: SEEKS TO MAXIMIZE TOTAL     INCOME          Management
    RETURN CONSISTENT WITH PRESERVATION                    Company LLC
    OF CAPITAL AND PRUDENT INVESTMENT                        (PIMCO)
    MANAGEMENT. The portfolio will
    invest, under normal circumstances,
    at least 80% of the value of its net
    assets in fixed- income investment
    instruments of varying maturities
    which may be represented by forwards
    or derivatives such as options,
    futures contracts, or swap
    agreements. This portfolio may have
    exposure to non-investment grade
    bonds, which are commonly known as
    "junk bonds".
   --------------------------------------------------------------------------
    AST PIMCO TOTAL RETURN BOND             FIXED      Pacific Investment
    PORTFOLIO: SEEKS TO MAXIMIZE TOTAL     INCOME          Management
    RETURN CONSISTENT WITH PRESERVATION                    Company LLC
    OF CAPITAL AND PRUDENT INVESTMENT                        (PIMCO)
    MANAGEMENT. The portfolio will
    invest, under normal circumstances,
    at least 80% of the value of its net
    assets in fixed income investments,
    which may be represented by forwards
    or derivatives such as options,
    futures contracts, or swap
    agreements. This portfolio may have
    exposure to non-investment grade
    bonds, which are commonly known as
    "junk bonds".
   --------------------------------------------------------------------------
    AST PRESERVATION ASSET ALLOCATION       ASSET          Prudential
    PORTFOLIO: SEEKS TO OBTAIN TOTAL       ALLOCA-      Investments LLC;
    RETURN CONSISTENT WITH ITS SPECIFIED    TION          Quantitative
    LEVEL OF RISK. The portfolio                           Management
    primarily invests its assets in a                    Associates LLC
    diversified portfolio of other
    mutual funds, the underlying
    portfolios, of the Advanced Series
    Trust and certain affiliated money
    market funds. Under normal market
    conditions, the portfolio will
    devote approximately 35% of its net
    assets to underlying portfolios
    investing primarily in equity
    securities (with a range of 27.5% to
    42.5%), and 65% of its net assets to
    underlying portfolios investing
    primarily in debt securities and
    money market instruments (with a
    range of 57.5% to 72.5%). The
    portfolio is not limited to
    investing exclusively in shares of
    the underlying portfolios and may
    invest in securities and futures
    contracts, swap agreements and other
    financial and derivative
    instruments. This portfolio may have
    exposure to non-investment grade
    bonds, which are commonly known as
    "junk bonds".
   --------------------------------------------------------------------------
    AST QMA US EQUITY ALPHA PORTFOLIO:      LARGE         Quantitative
    SEEKS LONG TERM CAPITAL                  CAP           Management
    APPRECIATION. The portfolio utilizes    BLEND        Associates LLC
    a long/short investment strategy and
    will normally invest at least 80% of
    its net assets plus borrowings in
    equity and equity related securities
    of US issuers. The benchmark index
    is the Russell 1000(R) which is
    comprised of stocks representing
    more than 90% of the market cap of
    the US market and includes the
    largest 1000 securities in the
    Russell 3000(R) index.
   --------------------------------------------------------------------------
    AST SCHRODERS MULTI-ASSET WORLD         ASSET           Schroder
    STRATEGIES (FORMERLY KNOWN AS AST      ALLOCA-         Investment
    AMERICAN CENTURY STRATEGIC              TION        Management North
    ALLOCATION PORTFOLIO): SEEKS                          America Inc.
    LONG-TERM CAPITAL APPRECIATION
    THROUGH A GLOBAL FLEXIBLE ASSET
    ALLOCATION APPROACH. This asset
    allocation approach entails
    investing in traditional asset
    classes, such as equity and
    fixed-income investments, and
    alternative asset classes, such as
    investments in real estate,
    commodities, currencies, private
    equity, and absolute return
    strategies. The sub-advisor seeks to
    emphasize the management of risk and
    volatility. Exposure to different
    asset classes and investment
    strategies will vary over time based
    upon the sub advisor's assessments
    of changing market, economic,
    financial and political factors and
    events. This portfolio may have
    exposure to non-investment grade
    bonds, which are commonly known as
    "junk bonds".
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
    PORTFOLIO NAME/INVESTMENT OBJECTIVES    STYLE/          PORTFOLIO
                 & POLICIES                  TYPE            ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
    AST SMALL-CAP GROWTH PORTFOLIO:         SMALL          Eagle Asset
    SEEKS LONG-TERM CAPITAL GROWTH. The      CAP         Management, Inc.
    portfolio pursues its objective by      GROWTH
    investing, under normal
    circumstances, at least 80% of the
    value of its assets in
    small-capitalization companies.
    Small-capitalization companies are
    those companies with a market
    capitalization, at the time of
    purchase, no larger than the largest
    capitalized company included in the
    Russell 2000(R) Index at the time of
    the Portfolio's investment.
   --------------------------------------------------------------------------
    AST SMALL-CAP VALUE PORTFOLIO: SEEKS    SMALL          ClearBridge
    TO PROVIDE LONG-TERM CAPITAL GROWTH      CAP        Advisors, LLC; J.P.
    BY INVESTING PRIMARILY IN               VALUE       Morgan Investment
    SMALL-CAPITALIZATION STOCKS THAT                    Management, Inc.;
    APPEAR TO BE UNDERVALUED. The                           Lee Munder
    portfolio invests, under normal                      Investments, Ltd
    circumstances, at least 80% of the
    value of its net assets in small
    capitalization stocks. Small
    capitalization stocks are the stocks
    of companies with market
    capitalization that are within the
    market capitalization range of the
    Russell 2000(R) Value Index.
   --------------------------------------------------------------------------
    AST T. ROWE PRICE ASSET ALLOCATION      ASSET         T. Rowe Price
    PORTFOLIO: SEEKS A HIGH LEVEL OF        ALLOCA-      Associates, Inc.
    TOTAL RETURN BY INVESTING PRIMARILY      TION
    IN A DIVERSIFIED PORTFOLIO OF EQUITY
    AND FIXED INCOME SECURITIES. The
    portfolio normally invests
    approximately 60% of its total
    assets in equity securities and 40%
    in fixed income securities. This mix
    may vary depending on the
    subadviser's outlook for the
    markets. The subadviser concentrates
    common stock investments in larger,
    more established companies, but the
    Portfolio may include small and
    medium-sized companies with good
    growth prospects. The fixed income
    portion of the portfolio will be
    allocated among investment grade
    securities, high yield or "junk"
    bonds, emerging market securities,
    foreign high quality debt securities
    and cash reserves. This portfolio
    may have exposure to non-investment
    grade bonds, which are commonly
    known as "junk bonds".
   --------------------------------------------------------------------------
    AST T. ROWE PRICE GLOBAL BOND           FIXED         T. Rowe Price
    PORTFOLIO: SEEKS TO PROVIDE HIGH        INCOME      International, Inc.
    CURRENT INCOME AND CAPITAL GROWTH BY
    INVESTING IN HIGH-QUALITY FOREIGN
    AND U.S. DOLLAR-DENOMINATED BONDS.
    The portfolio will invest at least
    80% of its total assets in fixed
    income securities. The portfolio
    invests in all types of bonds,
    including those issued or guaranteed
    by U.S. or foreign governments or
    their agencies and by foreign
    authorities, provinces and
    municipalities as well as investment
    grade corporate bonds, mortgage and
    asset-backed securities, and
    high-yield bonds of U.S. and foreign
    issuers. The portfolio generally
    invests in countries where the
    combination of fixed-income returns
    and currency exchange rates appears
    attractive, or, if the currency
    trend is unfavorable, where the
    subadviser believes that the
    currency risk can be minimized
    through hedging. The portfolio may
    also invest up to 20% of its assets
    in the aggregate in below
    investment-grade, high-risk bonds
    ("junk bonds") and emerging market
    bonds. In addition, the portfolio
    may invest up to 30% of its assets
    in mortgage-related (including
    mortgage dollar rolls and
    derivatives, such as collateralized
    mortgage obligations and stripped
    mortgage securities) and asset-
    backed securities. The portfolio may
    invest in futures, swaps and other
    derivatives in keeping with its
    objective.
   --------------------------------------------------------------------------
    AST T. ROWE PRICE LARGE-CAP GROWTH      LARGE         T. Rowe Price
    PORTFOLIO: SEEKS LONG-TERM GROWTH OF     CAP         Associates, Inc.
    CAPITAL BY INVESTING PREDOMINANTLY      GROWTH
    IN THE EQUITY SECURITIES OF A
    LIMITED NUMBER OF LARGE, CAREFULLY
    SELECTED, HIGH-QUALITY U.S.
    COMPANIES THAT ARE JUDGED LIKELY TO
    ACHIEVE SUPERIOR EARNINGS GROWTH.
    The portfolio takes a growth
    approach to investment selection and
    normally invests at least 80% of its
    net assets in the common stocks of
    large companies. Large companies are
    defined as those whose market cap is
    larger than the median market cap of
    companies in the Russell 1000 Growth
    Index as of the time of purchase.
   --------------------------------------------------------------------------
    AST T. ROWE PRICE NATURAL RESOURCES    SPECIALTY      T. Rowe Price
    PORTFOLIO: SEEKS LONG-TERM CAPITAL                   Associates, Inc.
    GROWTH PRIMARILY THROUGH INVESTING
    IN THE COMMON STOCKS OF COMPANIES
    THAT OWN OR DEVELOP NATURAL
    RESOURCES (SUCH AS ENERGY PRODUCTS,
    PRECIOUS METALS AND FOREST PRODUCTS)
    AND OTHER BASIC COMMODITIES. The
    portfolio invests, under normal
    circumstances, at least 80% of the
    value of its assets in natural
    resource companies. The portfolio
    may also invest in non-resource
    companies with the potential for
    growth. The portfolio looks for
    companies that have the ability to
    expand production, to maintain
    superior exploration programs and
    production facilities, and the
    potential to accumulate new
    resources. Although at least 50% of
    portfolio assets will be invested in
    U.S. securities, up to 50% of total
    assets also may be invested in
    foreign securities.
   --------------------------------------------------------------------------

   -------------------------------------------------------------------------
    PORTFOLIO NAME/INVESTMENT OBJECTIVES    STYLE/          PORTFOLIO
                 & POLICIES                  TYPE           ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
    AST WESTERN ASSET CORE PLUS BOND         FIXED        Western Asset
    PORTFOLIO: SEEKS TO MAXIMIZE TOTAL      INCOME         Management
    RETURN, CONSISTENT WITH PRUDENT                          Company
    INVESTMENT MANAGEMENT AND LIQUIDITY
    NEEDS, BY INVESTING TO OBTAIN ITS
    AVERAGE SPECIFIED DURATION. The
    portfolio's current target average
    duration is generally 2.5 to 7
    years. The portfolio pursues this
    objective by investing in all major
    fixed income sectors with a bias
    towards non-Treasuries. This
    portfolio may have exposure to
    non-investment grade bonds, which
    are commonly known as "junk bonds".
   -------------------------------------------------------------------------
        FRANKLIN TEMPLETON VARIABLE
          INSURANCE PRODUCTS TRUST
   -------------------------------------------------------------------------
    FRANKLIN TEMPLETON VIP FOUNDING         MODERATE    Franklin Templeton
    FUNDS ALLOCATION FUND: SEEKS CAPITAL    ALLOCA-       Services, LLC
    APPRECIATION, WITH INCOME AS A           TION
    SECONDARY GOAL. The Fund normally
    invests equal portions in Class 1
    shares of Franklin Income Securities
    Fund; Mutual Shares Securities Fund;
    and Templeton Growth Securities Fund.
   -------------------------------------------------------------------------

 LIMITATIONS WITH OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our "Custom Portfolios Program." The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:
   . you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio and the AST Western Asset Core Plus Bond Portfolio); and
   .   you may allocate up to 80% in the portfolios listed in the table below;
       and
   . on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program; and
   . between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. WE MAY MODIFY OR TERMINATE THE CUSTOM PORTFOLIOS PROGRAM AT ANY TIME. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

 In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs.

 Group I: Allowable Benefit Allocations

 Highest Daily Lifetime 6 Plus                   AST Academic Strategies Asset Allocation
 Highest Daily Lifetime 6 Plus with LIA          AST Advanced Strategies
 Spousal Highest Daily Lifetime 6 Plus           AST Balanced Asset Allocation
 GRO Plus II                                     AST Capital Growth Asset Allocation
 Highest Daily GRO II                            AST CLS Growth Asset Allocation
 Highest Anniversary Value Death Benefit         AST CLS Moderate Asset Allocation
 Combination 5% Roll-Up and HAV Death Benefit    AST Fidelity Investments(R) Pyramis(R) Asset
                                                 Allocation
                                                 AST First Trust Balanced Target
                                                 AST First Trust Capital Appreciation Target
                                                 AST Horizon Growth Asset Allocation
                                                 AST Horizon Moderate Asset Allocation
                                                 AST J.P. Morgan Strategic Opportunities
                                                 AST Preservation Asset Allocation
                                                 AST Schroders Multi-Asset World Strategies
                                                 AST T. Rowe Price Asset Allocation
                                                 Franklin Templeton VIP Founding Funds Allocation
                                                 Fund

 Group II: Custom Portfolios Program

 Highest Daily Lifetime 6 Plus                   AST Academic Strategies Asset Allocation
 Highest Daily Lifetime 6 Plus with LIA          AST Advanced Strategies
 Spousal Highest Daily Lifetime 6 Plus           AST AllianceBernstein Core Value
 GRO Plus II                                     AST AllianceBernstein Growth & Income
 Highest Daily GRO II                            AST American Century Income & Growth
 Highest Anniversary Value Death Benefit         AST Balanced Asset Allocation
 Combination 5% Roll-Up and HAV Death Benefit    AST CLS Growth Asset Allocation
                                                 AST CLS Moderate Asset Allocation
                                                 AST Capital Growth Asset Allocation
                                                 AST Cohen & Steers Realty
                                                 AST DeAM Large-Cap Value
                                                 AST Federated Aggressive Growth
                                                 AST Fidelity Investments(R) Pyramis(R) Asset Allocation
                                                 AST First Trust Balanced Target
                                                 AST First Trust Capital Appreciation Target
                                                 AST Global Real Estate
                                                 AST Goldman Sachs Concentrated Growth
                                                 AST Goldman Sachs Mid-Cap Growth
                                                 AST Goldman Sachs Small-Cap Value
                                                 AST High Yield
                                                 AST Horizon Growth Asset Allocation
                                                 AST Horizon Moderate Asset Allocation
                                                 AST International Growth
                                                 AST International Value
                                                 AST JP Morgan International Equity
                                                 AST J.P. Morgan Strategic Opportunities
                                                 AST Large-Cap Value
                                                 AST Lord Abbett Bond-Debenture
                                                 AST Marsico Capital Growth
                                                 AST MFS Global Equity
                                                 AST MFS Growth
                                                 AST Mid-Cap Value
                                                 AST Money Market
                                                 AST Neuberger Berman Mid-Cap Growth
                                                 AST Neuberger Berman/LSV Mid-Cap Value
                                                 AST Neuberger Berman Small-Cap Growth
                                                 AST Parametric Emerging Markets Equity
                                                 AST PIMCO Limited Maturity Bond
                                                 AST PIMCO Total Return Bond
                                                 AST Preservation Asset Allocation
                                                 AST QMA US Equity Alpha
                                                 AST Schroders Multi-Asset World Strategies
                                                 AST Small-Cap Growth
                                                 AST Small-Cap Value
                                                 AST T. Rowe Price Asset Allocation
                                                 AST T. Rowe Price Global Bond
                                                 AST T. Rowe Price Large-Cap Growth
                                                 AST T. Rowe Price Natural Resources
                                                 AST Western Asset Core Plus Bond
                                                 Franklin Templeton VIP Founding Funds Allocation Fund

 MARKET VALUE ADJUSTMENT OPTIONS
 When you allocate your Account Value to an MVA Option, you earn a fixed rate of interest over a set period of time called a Guarantee Period. There are two types of MVA Options available under each Annuity - the Long-Term MVA Options and the DCA MVA Options. We discuss each MVA Option below. In brief, under the Long-Term MVA Options, you earn interest over a multi-year time period that you have selected. Currently, the Guarantee Periods we offer are 3 years, 5 years, 7 years, and 10 years. We reserve the right to eliminate any or all of these Guarantee Periods or offer Guarantee Periods of different durations. Under the DCA MVA Options, you earn interest over a 6 month or 12 month period while your Account Value in that option is systematically transferred monthly to the Sub-accounts you have designated.

 For the Long-Term MVA Option, a Guarantee Period for an MVA Option begins:
   .   when all or part of a Purchase Payment is allocated to that MVA Option;
   . upon transfer of any of your Account Value to a Long-Term MVA Option for that particular Guarantee Period; or
   .   when you "renew" an MVA Option into a new Guarantee Period.

 RATES FOR MVA OPTIONS
 We do not have a single method for determining the fixed interest rates for the MVA Options. In general, the interest rates we offer for MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the MVA Option, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 The interest rate credited to an MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your MVA Option, we will advise you of the interest rate in effect and the date your MVA Option matures. We may change the rates we credit to new MVA Options at any time. To inquire as to the current rates for the MVA Options, please call 1-888-PRU-2888. MVA Options may not be available in all States and are subject to a minimum rate.

 To the extent permitted by law, we may establish different interest rates for MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use DCA MVA Options.

 For any MVA Option, you will not be permitted to allocate or renew to the MVA Option if the Guarantee Period associated with that MVA Option would end after your Annuity Date. Thus, for example, we would not allow you to start a new Guarantee Period of 5 years if the Owner/Annuitant were aged 94, because the 5 year period would end after the Latest Annuity Date.

 MARKET VALUE ADJUSTMENT
 With certain exceptions, if you transfer or withdraw Account Value from an MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or "MVA". We assess an MVA (whether positive or negative) upon:
   . any surrender, partial withdrawal (including a systematic withdrawal, Medically Related Surrender, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of an MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and
   . your exercise of the Free Look right under your Annuity, unless prohibited by law.

 We will NOT assess an MVA (whether positive or negative) in connection with any of the following:
   . withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;
   . transfers or withdrawals from an MVA Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the MVA option;
   .   transfers made in accordance with our 6 or 12 Month DCA Program;
   .   when a Death Benefit is determined;
   .   deduction of a Annual Maintenance Fee for the Annuity;
   .   Annuitization under the Annuity; and
   . transfers made pursuant to a mathematical formula used with an optional benefit (e.g., Highest Daily Lifetime 6 Plus).

 The amount of the MVA is determined according to the formulas set forth in Appendix F. We use one formula for the Long-Term MVA Option and another formula for the DCA MVA Option. In general, the amount of the MVA is dependent on the difference between interest rates at the time your MVA Option was established and current interest rates for the remaining Guarantee Period of your MVA Option. For the Long-Term MVA Option, as detailed in the formula, we essentially (i) divide the current interest rate you are receiving under the Guarantee Period by the interest rate (plus a "liquidity factor") we are crediting for a Guarantee Period equal in duration to the time remaining under the Guarantee Period and (ii) raise that quotient by a mathematical power that represents the time remaining until the maturity of the Guarantee Period. That result produces the MVA factor. If we have no interest rate for a Guarantee Period equal in duration to the time remaining under the Guarantee Period, we may use certain US

 Treasury interest rates to calculate a proxy for that interest rate. All else being equal, the longer the time remaining until the maturity of the MVA Option from which you are making the withdrawal, the larger the mathematical power that is applied to the quotient in (i) above, and thus the larger the MVA itself. The formula for the DCA MVA Options works in a similar fashion, except that both interest rates used in the MVA formula are derived directly from the Federal Reserve's "Constant Maturity Treasury (CMT) rate." Under either formula, the MVA may be positive or negative, and a negative MVA could result in a loss of interest previously earned as well as some portion of your Purchase Payments.

 LONG-TERM MVA OPTIONS
 We offer Long-Term MVA Options, offering a range of durations. When you select this option, your payment will earn interest at the established rate for the applicable Guarantee Period. A new Long-Term MVA Option is established every time you allocate or transfer money into a Long-Term MVA Option. You may have money allocated in more than one Guarantee Period at the same time. This could result in your money earning interest at different rates and each Guarantee Period maturing at a different time. While the interest rates we credit to the MVA Options may change from time to time, the minimum interest rate is what is set forth in your Annuity.

 We retain the right to limit the amount of Account Value that may be transferred into a new or out of an existing a Long-Term MVA Option and/or to require advance notice for transfers exceeding a specified amount. In addition, we reserve the right to limit or restrict the availability of certain Guarantee Periods from time to time.

 DCA MVA OPTIONS
 In addition to the Long-Term MVA Options, we offer DCA MVA Options that are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Subaccounts, you do not earn interest on the full amount you allocated initially to the DCA MVA Options. A dollar cost averaging program does not assure a profit, or protect against a loss. For a complete description of our 6 or 12 month DCA Program, see the applicable section of this prospectus within the section entitled "Managing Your Account Value."

 GUARANTEE PERIOD TERMINATION
 An MVA Option ends on the earliest of (a) the "Maturity Date" of the Guarantee Period (b) the date the entire amount in the MVA Option is withdrawn or transferred (c) the Annuity Date (d) the date the Annuity is surrendered and
 (e) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary.

 We will notify you before the end of the Guarantee Period. You may elect to have the value of the Long-Term MVA Option on its Maturity Date transferred to any Investment Option, including any Long-Term MVA Option, we then make available. If we do not receive instructions from you in Good Order at our Service Office before the Maturity Date of the Long-Term MVA Option, regarding how the Account Value in your maturing Long-Term MVA Option is to be allocated, we will allocate the Account Value in the maturing Long-Term MVA Option to the AST Money Market Sub-account, unless the Maturity Date is the Annuity Date. We will not assess an MVA if you choose to renew an MVA Option on its Maturity Date or transfer the Account Value to another Investment Option on the Maturity Date (or at any time during the 30 days immediately preceding the Maturity Date).

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you incur if you own the Annuity.

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value.

 CONTINGENT DEFERRED SALES CHARGE ("CDSC"): The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, other promotional expenses and, in the case of the X Series, the cost of providing a Purchase Credit. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment (not including any Purchase Credit applied on the X Series) being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the X Series, the B Series, and the L Series are shown under "Summary of Contract Fees and Charges."

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see "Free Withdrawal Amounts" later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity. If you request a withdrawal for an exact dollar amount, that amount can be the amount distributed to you (called a "net withdrawal") or can be the amount deducted from your account value (called a "gross" withdrawal). If you request a gross withdrawal, you may receive less than the specified dollar amount, as any applicable CDSC, MVA and tax withholding would be deducted from the amount you requested. If you request a net withdrawal, a larger amount may be deducted from your account value in order for you to receive the specified dollar amount after any applicable CDSC, MVA and tax withholding is assessed, which will be based on the total amount deducted from your account value. See "Free Withdrawal Amounts" below for further detail on net and gross withdrawals, as well as how this might affect an optional living benefit you may have.

 Upon surrender, we calculate a CDSC based on any Purchase Payments that have not been withdrawn. The Purchase Payments being withdrawn may be greater than your remaining Account Value. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. Thus, for example, the CDSC could be greater than if it were calculated as percentage of remaining Account Value.

 We may waive any applicable CDSC under certain circumstances described herein.

 TRANSFER FEE: Currently, you may make twenty (20) free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from an MVA Option within the 30 days immediately preceding the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Transfers made through any electronic method or program we specify are not counted toward the twenty free transfers. The transfer fee is deducted pro rata from all Subaccounts in which you maintain Account Value immediately subsequent to the transfer.

 ANNUAL MAINTENANCE FEE: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of most recently assessed Annual Maintenance Fee. The fee is taken out first from the

 Sub-accounts pro rata, and then from the MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The amount of the Annual Maintenance Fee may differ in certain states.

 TAX CHARGE: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax either when Purchase Payments are received, upon surrender or upon Annuitization. If deducted upon Annuitization, we would deduct the tax from your Unadjusted Account Value. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%.

 We may assess a charge against the Sub-accounts and the MVA Options equal to any taxes which may be imposed upon the Separate Accounts.

 INSURANCE CHARGE: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series, X Series, and C Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.30% annually (the B Series Insurance Charge is a constant 1.30%).

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase optional benefits, we will deduct an additional charge. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of the Unadjusted Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are reflected daily by each portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the portfolios.

 MVA OPTION CHARGES
 No specific fees or expenses are deducted when determining the rates we credit to an MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to an MVA Option.

 ANNUITY PAYMENT OPTION CHARGES
 If you select a fixed payment option, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 REQUIREMENTS FOR PURCHASING THE ANNUITY
 INITIAL PURCHASE PAYMENT: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series, L Series, and C Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect optional benefits.

 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, each of the Owner(s) and Annuitant(s) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for the X Series and age 85 for the B Series, L Series, and C Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details.

 ADDITIONAL PURCHASE PAYMENTS: If allowed by applicable state law, you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for EFT purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and the oldest of the Owner's and Annuitant's 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero. We may limit or reject any Purchase Payment, but would do so only on a non-discriminatory basis. Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the Tax Considerations section for additional information on these contribution limits.

 Additional Purchase Payments will be allocated to the Investment Options according to your instructions. If you have not provided any allocation instructions with the additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which you may not electively allocate Account Value.

 PURCHASE CREDITS UNDER THE X SERIES
 As detailed below, we apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. To determine the amount of the Purchase Credit, we multiply the amount of the Purchase Payment by the applicable Purchase Credit percentage.

 With respect to Purchase Payments (of any amount) received during Annuity Years 1 through 4, the credit percentage will equal 6%, so long as the oldest Owner (or Annuitant, if entity owned) of the Annuity is younger than 82 at the time the Purchase Payment is made. If the oldest Owner (or Annuitant, if entity owned) is aged 82-85 at the time the Purchase Payment (of any amount) is made, the credit percentage will equal 3% during Annuity Years 1-4. With respect to Purchase Payments received on the fourth anniversary of the Issue Date and thereafter, regardless of the Owner or Annuitant's age, the credit percentage will be 0%.

 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the Investment Options in the same ratio as the applicable Purchase Payment is applied.

 We do not consider the Purchase Credit as an "investment in the contract" for income tax purposes.

 EXAMPLE OF APPLYING THE PURCHASE CREDIT

 INITIAL PURCHASE PAYMENT
 Assume you are 65 years old, you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

 RECAPTURE OF PURCHASE CREDITS. The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life under certain circumstances:
   . any Purchase Credit applied to your Account Value on Purchase Payments made within the period beginning 12 months prior to the Owner's date of death and ending on the date of Due Proof of Death will be recaptured. We do not currently recapture any Purchase Credits at the time of spousal assumption of the Annuity.
   . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Purchase Credit associated with any Purchase Payments made within 12 months of the date the medically-related surrender is received in Good Order at our Service Office; and
   . if you Free Look your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

 The amount we recapture will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be recaptured. But if there was a loss on the Purchase Credit, the amount we recapture will still equal the amount of the Purchase Credit. We have applied for an order of exemption from the SEC that, if granted, will allow us to recapture Purchase Credits under the circumstances indicated above. Upon receiving that order, we will recapture Purchase Credits as indicated above. Until we receive that order, we will recapture Purchase Credits only if the Annuity is returned during the free look period (although we will reduce the amount we recapture in that scenario by any charges and negative investment performance applicable to the Purchase Credit(s)).

 DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY
 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

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 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or
    Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA
    Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

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

 RIGHT TO CANCEL
 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Unless required by applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments. If you had Account Value allocated to any MVA Option upon your exercise of the Free Look, we will calculate any applicable MVA with a zero "liquidity factor". See the section of this prospectus entitled "Market Value Adjustment Options."

 SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the MVA Options.

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

                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
 You may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death:
..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   a designation change if the change request is received at our Service
    Office after the Annuity Date; and
..   A change of Beneficiary designation if the change request is received at our Service Office after the Annuity Date.

 In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. However, we reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity. We will implement this right on a non-discriminatory basis. There are restrictions on designation changes when you have elected certain optional benefits. We assume no responsibility for the validity or tax consequences of any change of ownership.

 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Minimum Death Benefits and Optional Death Benefit Riders section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation.

 Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity upon the death of the first partner within the meaning of the federal tax law. This limits the benefits afforded a civil union partner or same-sex spouse under the annuity's "spousal continuance" provision. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.

 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in spousal continuation section of the Minimum Death Benefits and Optional Death Benefit Riders section of this prospectus.

 See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

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

                          MANAGING YOUR ACCOUNT VALUE

 There are several programs we administer to help you manage your Account Value, as described in this section.

 DOLLAR COST AVERAGING PROGRAMS
 We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program may not be available in all states or with certain benefits or programs.

 CRITERIA FOR PARTICIPATING IN THE PROGRAM
..   You may only allocate Purchase Payments to the DCA MVA Options. You may not
    transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.
..   As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program.
    We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.
..   We impose no fee for your participation in the 6 or 12 Month DCA Program.
..   You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to electively allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
..   We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.
..   The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

 DETAILS REGARDING PROGRAM TRANSFERS
..   Transfers made under this program are not subject to any MVA.
..   Any withdrawals, transfers, or fees deducted from the DCA MVA Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.
..   6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
..   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
..   The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.

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..   If you are not participating in an optional benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any optional benefit, we will allocate amounts transferred out of the DCA MVA Options in the following manner: (a) if you are participating in the Custom Portfolios Program, we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional benefit and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Portfolio Sub-account used with the optional benefit (although the DCA MVA Option is treated as a "Permitted
    Sub-account" for purposes of transfers made by any predetermined mathematical formula associated with the optional benefit).
..   If you are participating in an optional benefit and also are participating in the 6 or 12 Month DCA Program, and the pre-determined mathematical formula under the benefit dictates a transfer from the Permitted
    Sub-accounts to the applicable AST Investment Grade Bond Portfolio Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis.
..   If you are participating in one of our automated withdrawal programs (e.g.,
    Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.

 AUTOMATIC REBALANCING PROGRAMS
 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming precisely to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
 Unless you direct otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL SUCH TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS." We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

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 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

 Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime 6 Plus). The transfer restrictions discussed in this section apply only to the former type of transfer (i.e., a transfer that you initiate).

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio and an MVA Option, or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage a portfolio's investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the portfolios; or (b) we are informed by a portfolio (e.g., by the portfolio's portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a pre-determined mathematical formula used with an optional living benefit;
    (ii) do not count any transfer that solely involves the AST Money Market Portfolio and an MVA Option; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect transfers on a delayed basis for all
    Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract Owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract Owners who are subject to such limitations. Finally, there are contract Owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract Owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract Owners

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

 invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

 A portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.

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                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits and may impose an MVA. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently as permitted, withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

 If you participate in any Lifetime Guaranteed Minimum Withdrawal Benefit, and you take an excess withdrawal that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate.

 TAX IMPLICATIONS FOR DISTRIBUTIONS

 PRIOR TO ANNUITIZATION
 A distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 For more information, see "Tax Considerations".

 FREE WITHDRAWAL AMOUNTS
 You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, MVA, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the X Series, B Series, and L Series, but each Annuity offers a "Free Withdrawal" amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of "free withdrawal" is not applicable.
   . The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount that assumes that any CDSC, MVA, or tax withholding already has been taken out (called a "net withdrawal"). Alternatively, you may request a "gross" withdrawal amount, with the understanding that the

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

 amount you actually receive will be less - reflecting any CDSC, negative MVA, or tax withholding. If you request a net withdrawal, any applicable CDSC amount will be based on the total amount deducted from your Account Value. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal. We will deduct the partial withdrawal from your Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. For purposes of calculating the applicable portion to deduct from the MVA Options, the Account Value in all your MVA Options is deemed to be in one Investment Option. If you provide no instructions, then (a) we will take the withdrawal from your Sub-accounts and MVA Options in the same proportion that each such Investment Option represents to your total Account Value; (b) with respect to MVA Options with different amounts of time remaining until maturity, we take the withdrawal from the MVA Option with the shortest remaining duration, followed by the MVA Option with the next-shortest remaining duration (if needed to satisfy the withdrawal request) and so forth; (c) with respect to multiple MVA Options that have the same duration remaining until maturity, we take the withdrawal first from the MVA Option with the shortest overall Guarantee Period and (d) with respect to multiple MVA Options that have both the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the withdrawal pro rata from each such MVA Option.

 PLEASE BE AWARE THAT ALTHOUGH A GIVEN WITHDRAWAL MAY QUALIFY AS A FREE WITHDRAWAL FOR PURPOSES OF NOT INCURRING A CDSC, THE AMOUNT OF THE WITHDRAWAL COULD EXCEED THE ANNUAL INCOME AMOUNT UNDER ONE OF THE HIGHEST DAILY LIFETIME 6 PLUS BENEFITS (OR THE LIA AMOUNT, UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH
 LIA). IN THAT SCENARIO, THE WITHDRAWAL WOULD BE DEEMED "EXCESS INCOME" - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT (OR LIA AMOUNT) FOR FUTURE YEARS. FOR EXAMPLE, IF THE ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME 6 PLUS WERE $2000 AND A $2500 WITHDRAWAL THAT QUALIFIED AS A FREE WITHDRAWAL WERE MADE, THE WITHDRAWAL WOULD BE DEEMED EXCESS INCOME, IN THE AMOUNT OF $500.

 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
 You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or certain MVA Options. There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 We will withdraw systematic withdrawals from the Investment Options you have designated. Unless you notify us differently as permitted, withdrawals are taken pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Please note that if you are participating in certain optional living benefits (e.g., Highest Daily Lifetime 6 Plus), systematic withdrawals must be taken pro rata.

 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series) and/or an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on December 28 or on the last Valuation Day prior to December 28/th/ of that year.

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to

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

 make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an MVA on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an MVA may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.

 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

 Please note that if a Required Minimum Distribution was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then we will implement the Required Minimum Distribution on December 28 or on the last Valuation Day prior to December 28/th/ of that year.

 No withdrawal taken as a Required Minimum Distribution for your Annuity under a program that we administer is subject to an MVA.

 See "Tax Considerations" for a further discussion of Required Minimum Distributions.

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                                  SURRENDERS

 SURRENDER VALUE
 During the Accumulation Period you can surrender your Annuity at any time, and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 MEDICALLY-RELATED SURRENDERS
 Where permitted by law, you may request to surrender all or part of your X Series, B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. This CDSC waiver is not applicable to the C Series.

 If you request a full surrender, the amount payable will be your Account Value minus the amount of any Purchase Credits applied within 12 months prior to your request in Good Order to surrender your Annuity under this provision. With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits. Any applicable MVA will apply to a medically-related surrender.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . If the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity.

 We reserve the right to impose a maximum amount of a medically-related surrender. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of medically-related surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds a maximum amount that we may specify, we reserve the right to treat the amount exceeding that maximum as not an eligible medically-related surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:
   . first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically Related surrender request at our Service Office; or
   . first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion (at our expense) by a physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

 "Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
 (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically-necessary in-patient care, which is
 (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
 (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This benefit may not be available in all states.

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                                ANNUITY OPTIONS

 We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. Please note that Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 You may choose an Annuity Date, an annuity option, and the frequency of annuity payments. You may change your choices before the Annuity Date. The "Latest Annuity Date" must be no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant (whichever occurs first). Certain annuity options may not be available depending on the age of the Annuitant. If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefit(s) described below.

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law).

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 ANNUITY PAYMENTS FOR A PERIOD CERTAIN: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Annuitant dies during the income phase, payments will continue to the Beneficiary (or your estate if no Beneficiary is named) for the remainder of the period certain. If the Beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. We will not offer a period certain that exceeds the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables.

 OPTION 2
 LIFE INCOME ANNUITY OPTION WITH A PERIOD CERTAIN: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Annuitant die before the end of the period certain, the remaining period certain payments are paid to the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, using a period certain of 8 years, unless prohibited by applicable law. If the Annuitant's life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
   . Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable periodically until the death of the Annuitant. The Annuitant is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the Annuitant. Since no minimum number of payments is guaranteed, this option offers the largest potential number of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

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

   . Joint Life Annuity Option. Under the joint lives option, income is payable periodically during the joint lifetime of two Annuitants, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
   . Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the survivor's death. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables.

 We reserve the right to cease offering those life-only annuity options. If we cease offering any "Other Annuity Option", we will amend this prospectus to reflect the change.

 CHOOSING THE ANNUITY PAYMENT OPTION
 You have a right to choose your annuity start date, provided that it is no later than the Latest Annuity Date indicated above and no earlier than the earliest permissible Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date indicated above. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).

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                                LIVING BENEFITS

 Pruco Life offers different optional living benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional living benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value due to investment performance;
..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
..   Highest Daily Lifetime 6 Plus Income Benefit (HD6 Plus)
..   Highest Daily Lifetime 6 Plus Income Benefit with Lifetime Income
    Accelerator (HD6 Plus with LIA)
..   Spousal Highest Daily Lifetime 6 Plus Income Benefit (SHD6 Plus)
..   Guaranteed Return Option Plus II (GRO Plus II)
..   Highest Daily Guaranteed Return Option II (HD GRO II)

 Each living benefit requires your participation in a pre-determined mathematical formula that may transfer your account value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST. HD 6 Plus, HD 6 Plus with LIA and SHD6 Plus use one such formula, and GRO Plus II and HD GRO II use a different formula. The two formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Neither formula is investment advice.

 Here is a general description of each kind of living benefit that exists under this Annuity:
 LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence. HD6 Plus is one example of this type of benefit.

 GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.

 PLEASE REFER TO THE BENEFIT DESCRIPTION THAT FOLLOWS FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options prescribed for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR UNADJUSTED ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES EFFECTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

 No MVA Options are permitted if you elect any Optional Living Benefit. The DCA MVA Options are not available with GRO Plus II and HD GRO II.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
 Highest Daily Lifetime/SM/ 6 Plus Income Benefit (HD 6 Plus)/SM/ is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that resulted in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR UNADJUSTED ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE A WITHDRAWAL OF EXCESS INCOME THAT BRINGS YOUR UNADJUSTED ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

 You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program's rules.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Unadjusted Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 In the rider for this benefit, as respects the preceding paragraph, we use the term "Guaranteed Base Value" to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR MVA, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR MVA, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY CDSC AND/OR MVA DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (THUS THE AMOUNT YOU ACTUALLY RECEIVE (E.G., $1800) MAY BE LESS THAN THE AMOUNT YOU DESIGNATED (E.G., $2000). THE PORTION OF SUCH A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR MVA (E.G., $240) BE DEDUCTED FROM YOUR REMAINING UNADJUSTED ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY CDSC AND/OR MVA (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR MVA) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2010
   .   The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Unadjusted Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Unadjusted Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

Unadjusted Account Value before Lifetime withdrawal                      $118,000.00
Less amount of "non" excess withdrawal                                   $  3,500.00
Unadjusted Account Value immediately before excess withdrawal of $1,500  $114,500.00
Excess withdrawal amount                                                 $   1500.00
Ratio                                                                           1.31%
Annual Income Amount                                                     $  6,000.00
Less ratio of 1.31%                                                      $     78.60
Annual Income Amount for future Annuity Years                            $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for excess withdrawals as the October 28 and October 31 Valuation Days occur after the excess withdrawal on October 27.

                                  HIGHEST DAILY VALUE
                                     (ADJUSTED FOR          ADJUSTED ANNUAL
                   UNADJUSTED   WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----             ------------- ----------------------- ------------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Unadjusted Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Unadjusted Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The Unadjusted Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Unadjusted Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of October 31. The Unadjusted Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 (adjusted for excess withdrawals), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC and any applicable MVA) represents of the then current Unadjusted Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
 The Issue Date is December 1, 2010
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a Required Minimum Distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to Required Minimum Distributions unless the Required Minimum Distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, Required Minimum Distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your Required Minimum Distributions for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the remaining Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the Required Minimum Distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the Required Minimum Distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a Required Minimum Distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire Required Minimum Distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year by the amount of the distribution. If the Required Minimum Distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total Required Minimum Distribution amount may be taken without being treated as a withdrawal of Excess Income.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the Required Minimum Distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the Required Minimum Distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income
    Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the
    Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY
    A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY,
    THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.
..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options: (1) apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
    (2)the Unadjusted Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro-rata. The first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

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..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA MVA Options, and the AST
    Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if
 (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME 6 PLUS, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME 6 PLUS WILL BE BASED ON THE UNADJUSTED ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME 6 PLUS. You should consult with your Financial Professional and carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime 6 Plus is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

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 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
    (I)YOUR TERMINATION OF THE BENEFIT,
   (II)YOUR SURRENDER OF THE ANNUITY,
  (III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT)
   (IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES)
    (V)BOTH THE UNADJUSTED ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO, OR
   (VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS/SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS UNADJUSTED ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the pre-determined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Unadjusted Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix C (and is described below).

 As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Subject to availability, you may also choose to allocate Purchase Payments while this program is in effect to the DCA MVA Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be withdrawn from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA MVA Options are included within the term "Permitted Sub-accounts". Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held

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 within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Unadjusted Account Value is allocated to one or more DCA MVA Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA MVA Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA MVA Options. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub- account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   September 1, 2010 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 2, 2010 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 1, 2010.
..   On September 2, 2010 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once

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 you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the
 Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the AST Investment Grade Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Unadjusted Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Unadjusted Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Unadjusted Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Unadjusted Account Value in the Permitted
    Sub-accounts and the DCA MVA Options to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Unadjusted Account Value and your Protected
    Withdrawal Value;
..   How long you have owned Highest Daily Lifetime 6 Plus/Spousal Highest Daily
    Lifetime 6 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional Purchase Payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Unadjusted Account Value).

 At any given time, some, most or none of your Unadjusted Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Unadjusted Account Value that is allocated to the AST Investment Grade Bond Sub-account, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Unadjusted Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Unadjusted Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, the formula might transfer your Unadjusted Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Unadjusted Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or market recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code

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

 provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (HD6 PLUS WITH
 LIA)
 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator/SM/ (HD6 Plus with LIA/SM/). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must first terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted and available Investment Option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime 6 Plus above for a description of the predetermined mathematical formula.

 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 If you elect the Highest Daily Lifetime 6 Plus with LIA, the current charge is 1.20% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.

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 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 For new issuances of this benefit, we may institute a "cut-off" date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount ("Excess Withdrawal"), your LIA

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 Amount in subsequent years will be reduced (except with regard to Required
 Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Excess Withdrawals also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR MVA, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR MVA, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE LIA AMOUNT. WHEN YOU TAKE A WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY CDSC AND/OR MVA DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (THUS THE AMOUNT YOU ACTUALLY RECEIVE (E.G., $1800) MAY BE LESS THAN THE AMOUNT YOU DESIGNATED (E.G., $2000). THE PORTION OF SUCH A WITHDRAWAL THAT EXCEEDED YOUR LIA AMOUNT (IF ANY) WOULD BE TREATED AS AN EXCESS WITHDRAWAL AND THUS WOULD REDUCE YOUR LIA AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR MVA (E.G., $240) BE DEDUCTED FROM YOUR REMAINING UNADJUSTED ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS AN EXCESS WITHDRAWAL BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY CDSC AND/OR MVA (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR MVA) THAT EXCEEDS YOUR LIA AMOUNT WILL BE TREATED AS AN EXCESS WITHDRAWAL - THEREBY REDUCING YOUR LIA AMOUNT IN SUBSEQUENT YEARS.

 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79; and 6% for ages 80 and older) to the Purchase Payment (including any associated Purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date.

 (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday).

 The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment (including any associated Purchase Credits).

 If the Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE LIA AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

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 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

 TERMINATION OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. THE LIA BENEFIT TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
   .   YOUR TERMINATION OF THE BENEFIT;
   .   YOUR SURRENDER OF THE ANNUITY;
   .   OUR RECEIPT OF DUE PROOF OF DEATH OF THE DESIGNATED LIFE;
   . THE ANNUITY DATE, IF UNADJUSTED ACCOUNT VALUE REMAINS ON THE ANNUITY DATE AND AN ELECTION IS MADE TO COMMENCE ANNUITY PAYMENTS PRIOR TO THE TENTH ANNUITY ANNIVERSARY;
   . THE VALUATION DAY ON WHICH EACH OF THE UNADJUSTED ACCOUNT VALUE AND THE ANNUAL INCOME AMOUNT IS ZERO; AND
   .   IF YOU CEASE TO MEET OUR REQUIREMENTS FOR ELECTIONS OF THIS BENEFIT.

 Highest Daily Lifetime 6 Plus with LIA uses the same pre-determined mathematical formula used with Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. See the pertinent discussion in Highest Daily Lifetime 6 Plus above.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit (SHD6 Plus/SM/) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two spouses.

 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that have resulted in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if you take a withdrawal of Excess Income that brings your Unadjusted Account Value to zero, your Annual Income

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 Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Spousal Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program's rules.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Unadjusted Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:

       (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
       (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
       (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 In the rider for this benefit, as respects the preceding paragraph, we use the term "Guaranteed Base Value" to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with

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 regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR MVA, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR MVA, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY CDSC AND/OR MVA DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (THUS THE AMOUNT YOU ACTUALLY RECEIVE (E.G., $1800) MAY BE LESS THAN THE AMOUNT YOU DESIGNATED (E.G., $2000). THE PORTION OF SUCH A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR MVA (E.G., $240) BE DEDUCTED FROM YOUR REMAINING UNADJUSTED ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY CDSC AND/OR MVA (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR MVA) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carryover the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2010
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Unadjusted Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

Unadjusted Account Value before Lifetime Withdrawal                      $118,000.00
Less amount of "non" excess withdrawal                                   $  3,500.00
Unadjusted Account Value immediately before excess withdrawal of $1,500  $114,500.00
Excess withdrawal amount                                                 $   1500.00
Ratio                                                                           1.31%
Annual Income Amount                                                     $  6,000.00
Less ratio of 1.31%                                                      $     78.60
Annual Income Amount for future Annuity Years                            $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for excess withdrawals as the October 28 and October 31 Valuation Days occur after the excess withdrawal on October 27.

                                  HIGHEST DAILY VALUE
                                     (ADJUSTED FOR          ADJUSTED ANNUAL
                                WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----             ------------- ----------------------- ------------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Unadjusted Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Unadjusted Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Unadjusted Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Day of October 31. The Unadjusted Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 (adjusted for excess withdrawals), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC and any applicable MVA) represents of the then current Unadjusted Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 1, 2010
..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2011
..   The Unadjusted Account Value at benefit election was $105,000
..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit

 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Unadjusted Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a Required Minimum Distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to Required Minimum Distributions unless the Required Minimum Distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, Required Minimum Distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your Required Minimum Distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the remaining Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the Required Minimum Distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the Required Minimum Distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a Required Minimum Distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire Required Minimum Distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year by the amount of the distribution. If the Required Minimum Distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total Required Minimum Distribution amount may be taken without being treated as a withdrawal of Excess Income.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the Required Minimum Distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining Required Minimum Distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the Required Minimum Distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER

   SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED
    ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.
   . Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
   . If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
   . In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Unadjusted Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Unadjusted Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or upon addition of additional Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95%
    annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS WILL BE BASED ON YOUR UNADJUSTED ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

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

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
   . UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
   .   UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
   .   YOUR TERMINATION OF THE BENEFIT;
   .   YOUR SURRENDER OF THE ANNUITY;
   . YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
   .   BOTH THE UNADJUSTED ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO;
       AND
   . YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS UNADJUSTED ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
 Guaranteed Return Option/SM/ Plus II (GRO Plus II/SM/) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Unadjusted Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

 Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Unadjusted Account Value will be not less than the Unadjusted Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Unadjusted Account Value on that Valuation Day exceeds the amount of any outstanding base

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

 guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Unadjusted Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Unadjusted Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Unadjusted Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below "Key Feature - Allocation of Unadjusted Account Value").

 Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see "Annuity Options" for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.

 In this section, we refer to a date on which the Unadjusted Account Value is guaranteed to be present as the "Maturity Date". If the Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program.

 Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.

 The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated Purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Unadjusted Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   .   The benefit is elected on December 1, 2010
   . The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000

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

   .   An enhanced guarantee amount of $350,000 is locked in on December 1, 2011
   .   The Account Value immediately prior to the withdrawal is equal to
       $380,000
   .   No CDSC is applicable

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                            $ 50,000
     Divided by Unadjusted Account Value before withdrawal        $380,000
     Equals ratio                                                    13.16%
     All guarantees will be reduced by the above ratio (13.16%).
     Base guarantee amount                                        $173,680
     Enhanced guarantee amount                                    $303,940

 KEY FEATURE - ALLOCATION OF UNADJUSTED ACCOUNT VALUE FOR GRO PLUS II AND HIGHEST DAILY GRO II
 We limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect GRO Plus II or Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

 GRO Plus II and HD GRO II use a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Unadjusted Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Unadjusted Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." You will be furnished with a prospectus describing the AST bond Portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the GRO Plus II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new Guarantee Periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Unadjusted Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Unadjusted Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Unadjusted Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares

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

 the current liability to the amount of your Unadjusted Account Value held within the AST bond portfolio Sub-account and to your Unadjusted Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Unadjusted Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Unadjusted Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Unadjusted Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Unadjusted Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Unadjusted Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);
   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

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

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Unadjusted Account Value may be higher at the beginning of the market recovery, e.g. more of the Unadjusted Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.

 GRO PLUS II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY OWNED CONTRACT), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE UNADJUSTED ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, GRO PLUS II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE GRO PLUS II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR UNADJUSTED ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT. If you elect this benefit, and in connection with that election you are required to reallocate to different Investment Options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Unadjusted Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Unadjusted Account Value" above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Unadjusted Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No MVA Options may be in effect as of the date that you elect to participate in the benefit, nor may you add such allocations after you have acquired the benefit.
   . Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Unadjusted Account Value by us on a Maturity Date will not be treated as "investment in the contract" for income tax purposes.
   . Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.
   . As the time remaining until the applicable Maturity Date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

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 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a Maturity Date is less than the amount guaranteed and
 (b) administration of the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 Highest Daily/SM/ Guaranteed Return Option/SM/ (HD GRO/SM/ II) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Unadjusted Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Unadjusted Account Value is guaranteed as the "Maturity Date" for that guarantee. HD GRO II will not create a guarantee if the Maturity Date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Unadjusted Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Unadjusted Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Unadjusted Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Unadjusted Account Value ten years after that benefit anniversary will be no less than the highest daily Unadjusted Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Unadjusted Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Unadjusted Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments (and any associated Purchase Credits) and withdrawals.

 If the Unadjusted Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either
 (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Unadjusted Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

 We increase the amount of each guarantee that has not yet reached its Maturity Date, as well as the highest daily Unadjusted Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment (including any associated Purchase Credits) made prior to the applicable Maturity Date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Unadjusted Account Value immediately prior to the withdrawal.

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

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Unadjusted Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $350,000 is locked in on December 1, 2011
..   The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000
..   No CDSC is applicable

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Unadjusted Account Value before withdrawal       $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Initial guarantee amount                                    $173,680
     Additional guarantee amount                                 $303,940

 KEY FEATURE - ALLOCATION OF UNADJUSTED ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted Investment Options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula, and its manner of operation, is the same as that for GRO Plus II. Please see "Key Feature - Allocation of Unadjusted Account Value" in the GRO Plus II section of this prospectus for a discussion of the mathematical formula.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Unadjusted Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.

 HD GRO II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE UNADJUSTED ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR
 (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, HD GRO II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE HD GRO II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR UNADJUSTED ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.

 If you elect this benefit, and in connection with that election you are required to reallocate to different Investment Options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and
 (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Unadjusted Account Value is allocated in the

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

 manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Unadjusted Account Value" section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Unadjusted Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section.
..   Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Unadjusted Account Value by us on a Maturity
    Date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable Maturity Date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in HD GRO
    II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the Maturity Date is less than the amount guaranteed and
 (b) administration of the benefit.

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

           MINIMUM DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
 Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and is not eligible for the Death Benefit provided under the Annuity.

 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death". Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary).

 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, THE AMOUNT OF THE DEATH BENEFIT COULD BE SUBJECT TO MARKET FLUCTUATIONS.

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

 There are certain exceptions to the amount of the Death Benefit:

 SUBMISSION OF DUE PROOF OF DEATH WITHIN ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit). We reserve the right to waive or extend the one year period on a non-discriminatory basis.

 DEATH BENEFIT SUSPENSION PERIOD. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account Value, less any Purchase Credits granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of Death. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would be limited to the Unadjusted Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner or Annuitant that are allowable.

 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

 MINIMUM DEATH BENEFIT
 Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
   . The sum of all Purchase Payments you have made since the Issue Date of the Annuity (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND
   . Your Unadjusted Account Value (less the amount of any Purchase Credits applied during the period beginning 12-months prior to the decedent's date of death, and ending on the date we receive Due Proof of Death with respect to the X Series). Please note that we will not recapture Purchase Credits until such time as we receive an order of exemption from the SEC allowing such recapture.

 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. The optional Death Benefits are called the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit. These optional Death Benefits also are available if your Annuity is held as a Beneficiary Annuity. Currently, these optional death benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. Neither optional death benefit is available with Highest Daily Lifetime 6 Plus with LIA. You may not elect both Optional Death Benefits. Investment restrictions apply if you elect either Optional Death Benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with each benefit. If subsequent to your election of an Optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The DEATH BENEFIT TARGET DATE for both the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target
       Date with reference to the age of the oldest Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.
   . The HIGHEST ANNIVERSARY VALUE on the Issue Date is equal to your Unadjusted Account Value (including any Purchase Credits, in the case of the X Series). Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity ("Annuity
       Anniversary") up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous
       Highest Anniversary Value and (b) the Unadjusted Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments (including any associated Purchase Credits) since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.
   . THE ROLL-UP VALUE. The initial Roll-Up Value is equal to the Unadjusted Account Value on the Issue Date of the Annuity. Each day we increase the Roll-up Value, plus the amount of any additional Purchase Payments you make after the effective date of the Death Benefit (including Purchase Credits with respect to the X Series), at the daily equivalent of a 5% annual rate. We stop increasing the Roll-Up Value at the 5% annual rate on the first to occur of the following: (1) the decedent's date of death and (2) the Death Benefit Target Date. After we stop increasing the Roll-Up Value at the 5% annual rate, we continue to increase the Roll-Up Value by the amount of any additional Purchase Payments (including Purchase Credits with respect to the X Series) made after that date.
   . PROPORTIONAL WITHDRAWALS are determined by calculating the ratio of the amount of the withdrawal (including any applicable CDSC and MVA) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value or Roll-Up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value or Roll-Up value ($125,000) by 10%, or $12,500.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 If the decedent's date of death occurs BEFORE the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the greater of the minimum Death Benefit described above, and
       2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death. This means that we will recapture any Purchase Credits granted with respect to Purchase Payments we receive beginning 12 months prior to the date of death and thereafter. Please note that we will not recapture Purchase Credits until such time as we receive an order of exemption from the SEC allowing such recapture.

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

 If the Owner dies ON OR AFTER the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the minimum Death Benefit described above, and
       2. the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date, and less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death.

 This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If the Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

 CALCULATION OF 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

 If the decedent's date of death occurs BEFORE the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the greater of the minimum Death Benefit described above, and
       2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death. Please note that we will not recapture Purchase Credits until such time as we receive an order of exemption from the SEC allowing such recapture.
       3. the Roll-Up Value as described above.

 If the Owner dies ON OR AFTER the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the greater of the minimum Death Benefit described above, and,
       2. the Highest Anniversary Value on the Death Benefit Target Date plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date, and, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death. Please note that we will not recapture Purchase Credits until such time as we receive an order of exemption from the SEC allowing such recapture.
       3. the Roll-Up Value as described below.

 This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries, and less time for the Roll-Up Value to increase, before the Death Benefit Target Date is reached.

 EFFECT OF WITHDRAWALS ON THE ROLL-UP VALUE PRIOR TO DEATH BENEFIT TARGET DATE. Withdrawals prior to the Death Benefit Target Date reduce the Roll-Up Value by the amount of the withdrawal until an annual "dollar-for-dollar" limit has been reached, and withdrawals in excess of the dollar-for-dollar limit then reduce the Roll-Up Value proportionally. Until the first Anniversary of the Issue Date, the dollar-for-dollar limit is equal to 5% of the initial Roll-Up Value. On each Annuity Anniversary thereafter, we reset the dollar-for-dollar limit to equal 5% of the Roll-Up Value on that anniversary. When all or a portion of a withdrawal exceeds the dollar-for-dollar limit for that Annuity Year, the excess portion of the withdrawal proportionally reduces the Roll-Up Value. The proportional reduction decreases the Roll-Up Value by the ratio of the "excess withdrawal" (i.e., the amount of the withdrawal that exceeds the dollar-for-dollar limit in that Annuity Year) to your Account Value (after the Account Value has been reduced by any portion of the withdrawal that was within the dollar-for-dollar limit but IS NOT reduced by the excess withdrawal).

 EFFECT OF WITHDRAWALS ON THE ROLL-UP VALUE ON OR AFTER THE DEATH BENEFIT TARGET DATE. All withdrawals after the Death Benefit Target date are Proportional Withdrawals.

 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS?
 The Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit may not be terminated by you once elected. Each optional Death Benefit will terminate upon the first to occur of the following:
   . the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;
   . upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);
   .   upon the Annuity Date;
   .   upon surrender of the Annuity; or
   .   if your Account Value reaches zero.

 Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the Beneficiary, and is not eligible for the Death Benefit provided under the Annuity.

 Upon termination, we cease to assess the fee for the optional Death Benefit.

 SPOUSAL CONTINUATION OF ANNUITY
 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to any bond portfolio Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Subsequent to spousal continuation, the basic Death Benefit will be equal to the greater of:
   . The Unadjusted Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
   . The Unadjusted Account Value on Due Proof of Death of the surviving spouse (less the amount of any Purchase Credits applied during the period beginning 12-months prior to the decedent's date of death, and ending on the date we receive Due Proof of Death with respect to the X Series).

 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 Federal law only permits a spousal continuance to defer the distribution requirements of the Code to spouses recognized under federal law.

 Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80/th/ birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80/th/ birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

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 If the Annuity is held as a Beneficiary Annuity, the payment of the Death
 Benefit must be distributed:
   .   as a lump sum payment; or
   . as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," unless you have made an election prior to Death Benefit proceeds becoming due.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

 A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity", because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

 UNDER THE BENEFICIARY CONTINUATION OPTION:

..   The Beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).
..   The Annuity will be continued in the Owner's name, for the benefit of the
    Beneficiary.

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..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
..   The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No MVA Options will be offered for Beneficiary Continuation Options.
..   No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation
    Option.
..   The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
..   The Beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the
    Beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

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                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days.

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 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward the amount of your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, the insurer will segregate the customer funds in a bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order.

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions"

 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order.

 TERMINATION OF OPTIONAL BENEFITS: If any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity upon the death of the first partner within the meaning of the federal tax law. This limits the benefits afforded a civil union partner or same-sex spouse under the annuity's "spousal continuance" provision. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity Contract is issued to the Contract Owner. For Annuity Contracts issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 TAXES PAYABLE BY YOU We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity date for your Contract. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

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 TAXES ON ANNUITY PAYMENTS A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 Please refer to your Annuity contract for the maximum Annuity Date.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant.

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 REPORTING AND WITHHOLDING ON DISTRIBUTIONS Taxable amounts distributed from an
 Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will generally be subject to the tax reporting and withholding requirements for a Nonqualified Annuity.

 Where a contract is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the Beneficiary and it is not eligible for the death benefit provided under the contract.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights

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 under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 CONTRIBUTIONS LIMITS/ROLLOVERS. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2009 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you

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 subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse Beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.

 The rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to a inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 REQUIRED PROVISIONS. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPS. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2009 ($46,000 in 2008) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2009, this limit is $245,000 ($230,000 for 2008);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2009 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. These amounts are indexed for inflation. These Annuities are not available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAS. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP,

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 SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth
 IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan, other than a Roth 401(k) or Roth 403(b) distribution, to a Roth IRA.

 Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA, subject to the same income limits. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAS. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2009. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under recent IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of death benefits and the benefits of any optional riders.

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 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own. If you have previously elected the Minimum Distribution Option to satisfy your required minimum distributions, we will continue to make such distributions to you in 2009 based on this methodology, unless you tell us not to make a 2009 distribution.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple
    Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

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 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 DEFINED BENEFIT PLANS AND MONEY PURCHASE PENSION PLANS.
 If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 DEFINED CONTRIBUTION PLANS (INCLUDING 401(K) PLANS AND ERISA 403(B) ANNUITIES). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

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 IRAS, NON-ERISA 403(B) ANNUITIES, AND 457 PLANS.
 Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 COMPANY INCOME TAXES
 We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes.

 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

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                               OTHER INFORMATION

 PRUCO LIFE AND THE SEPARATE ACCOUNT

 PRUCO LIFE. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

 Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2009, non-affiliated entities that could be deemed service providers to Pruco Life and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202 Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, ExlService Holdings, Inc., ("EXL"), a Delaware corporation, having its office at 350 Park Avenue, 10/th/ Floor, New York, NY 10022. Diversified Information Technologies Inc. (records management) located at 123 Wyoming Avenue Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at 38120 Amrhein Ave., Livonia, MI 48150, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.

 THE SEPARATE ACCOUNT. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

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

 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 We issue the MVA Options through a different Separate Account of Pruco Life. This Separate Account is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that Separate Account.

 SERVICE FEES PAYABLE TO PRUCO LIFE
 Pruco Life and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment advisor. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisors to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment advisor and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.

 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee that we receive is equal to 0.35% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.

 In addition, an investment advisor, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, sub-advisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor's, sub-advisor's or distributor's participation. These payments or reimbursements may not be offered by all advisors, sub-advisors, or distributors, and the amounts of such payments may vary between and among each advisor, sub-advisor, and distributor depending on their respective participation.

 During 2009, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $500 to approximately $840,562. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.

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

 LEGAL STRUCTURE OF THE UNDERLYING FUNDS
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund Portfolios are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal Owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective Separate Accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between Owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between Owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 CONFIRMATIONS, STATEMENTS, AND REPORTS
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge $50 for each such additional report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

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

 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuity directly to potential purchasers.

 Under the distribution agreement, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0% for the X Series, 7.0% for the B Series, 5.50% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the firm (or its affiliated broker-dealers).
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2009) received payment with respect to our annuity business generally during 2009 (or as to which a payment amount was accrued during 2009). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2009, the least amount paid, and greatest amount paid, were $55 and $2,282,252, respectively. Each of these Annuities also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2009 retrospective depiction.

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

 NAME OF FIRM:

 A.G. Edwards & Sons, Inc.                                                   Royal Alliance Associates, Inc.
 Advantage Capital                     Merrill Lynch                         Stifel Nicolaus & Co., Inc.
 AIG Financial Advisors, Inc.          Morgan Stanley & Co. Incorporated     UBS Financial Services, Inc.
 American General Securities           Multi-Financial Securities Corp.      Wachovia Securities, Inc.
 Citigroup Global Markets, Inc.        PrimeVest Financial Services, Inc.    Wells Fargo Advisors, LLC
 Financial Network Investment Corp.    Pruco Securities LLC                  Wells Fargo Investments, LLC
 FSC Securities Corp.                  Raymond James & Associates, Inc.
 ING Financial Partners, Inc.          Raymond James Financial Services

 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities, LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities, LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS
 Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges and policy servicing. Pruco Life may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

 Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General's Office ("NYAG") relating to market timing in variable annuities by certain American Skandia entities. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. ("ASISI"), reached a resolution of the previously disclosed investigations by the SEC and the NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of Pruco Life and serves as investment manager for certain investment options under Pruco Life's variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia Insurance Company Ltd. (publ) ("Skandia") in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI has paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty. These amounts have been paid into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. In the settlements, ASISI has agreed and retained, at its own cost and expense, the services of an Independent Distribution consultant that was deemed acceptable to the Staff of the SEC and has developed and submitted a proposed plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff on December 22, 2009 and is currently under review by the staff of the SEC. As part of these settlements, ASISI has undertaken and has completed in 2009 a compliance review by an independent third party. They issued and submitted a report of their findings and recommendations to ASISI's Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the costs of the settlements.

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

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Allocation of Initial Purchase Payment
..   Determination of Accumulation Unit Values
..   Financial Statements

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.

 Because each Annuity is new, no historical Unit values are depicted here. However, such historical Unit values will be set forth in subsequent amendments to this prospectus.

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Pruco Life Insurance Company offers several deferred variable annuity products. Each annuity, (X, L, B, C Series), has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future Purchase Payments into the annuity,
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity and the timing thereof;
..   Your investment objectives;
..   The guarantees optional benefits may provide
..   Your desire to minimize costs and/or maximize return associated with the annuity.

 You can compare the costs of the X-Series, L-Series, B-Series, and C-Series by examining the section in this prospectus entitled "Summary of Contract Fees and Charges". There are trade-offs associated with the costs and benefits provided by each of the Series. Generally, shorter-term CDSC products such as the C-Series and L-Series provide higher Surrender Value in short-duration scenarios, while long-term CDSC classes such as the B-Series and X-Series provide higher Surrender Values in long-term scenarios. Please note, while the Insurance Charges differ among the Series, beginning after the 9th Annuity Year they are all equal.

 In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you. The different features may include:
..   Variations on your ability to access funds in your Annuity without the imposition of a Contingent Deferred Sales Charge (CDSC),
..   Different ongoing fees and charges you pay to stay in the Annuity,
..   Purchase Credits made available.

 An Annuity without CDSC or a shorter CDSC may provide flexibility and greater Surrender Value in earlier years; however, if you intend to hold the Annuity long term, it may result in a trade off for value in later years. An Annuity that provides a Purchase Credit has a higher Insurance Charge until after the 9th Annuity Year and a longer CDSC period than other Annuities without a Purchase Credit. However, the Purchase Credit may add long term value.

 The following chart outlines some of the different features for each Annuity sold through this prospectus. The availability of optional benefits, such as those noted in the chart, increase the total cost of the Annuity. Certain living benefits are intended to address longevity risks or market risk. You should consider whether your need for a living benefit alters your time horizon and then ultimately your share class decision. You should carefully consider which features you plan to use when selecting your annuity, and the impact of such features in relation to your investment objectives and which share class may be most appropriate for you.

 To demonstrate the impact of the various expense structures, the hypothetical examples on the following pages reflect the Account Value and Surrender Value of each Annuity over a variety of holding periods. These charts reflect the impact of different hypothetical rates of return and the comparable value of each of the Annuities (which reflects the charges associated with each Annuity) under the assumptions noted.

 Pruco Life Product Comparison
 Below is a summary of Pruco Life's annuity products sold through this prospectus. X Series refers to Prudential Premier Retirement Variable Annuity X Series, B Series refers to Prudential Premier Retirement Variable Annuity B Series, L Series refers to Prudential Premier Retirement Variable Annuity L Series, and C Series refers to Prudential Premier Retirement Variable Annuity C Series. Your registered Financial Professional can provide you with the prospectus for the underlying portfolios and can guide you through Selecting the Annuity That's Right For You and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectus carefully before investing. Pruco Life Insurance Company does not make recommendations or provide investment advice. Please note that X Series Annuities sold in Connecticut have a different CDSC schedule.

   Annuity Comparison              X Series                        B Series                   L Series     C Series
-------------------------------------------------------------------------------------------------------------------
Minimum Investment         $10,000                   $1,000                               $10,000          $10,000
-------------------------------------------------------------------------------------------------------------------
Maximum Issue Age          80                        85                                   85               85
-------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales  9 Years                   7 Years                              4 Years          N/A
 Charge Schedule           (9%, 9%, 9%, 9%, 8%,      (7%, 7%, 6%, 6%, 5%,                 (7%, 7%, 6%, 5%)
 (Based on date of each    8%, 8%, 5%, 2.5%)         5%, 5%)
 purchase payment)
 May vary by state
-------------------------------------------------------------------------------------------------------------------
Total Insurance Charge     1.85%                     1.30%                                1.70%            1.75%
 (during first 9 Annuity
 Years)
-------------------------------------------------------------------------------------------------------------------
Total Insurance Charge                                              1.30%
 (after 9th Annuity Year)
-------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                               Lesser of:
                                                      $50, or
                                                      2% of Unadjusted
                                                         Account Value
                                                      Waived for
                                                         Premiums =(greater than) $100k
-------------------------------------------------------------------------------------------------------------------
Purchase Credit            Yes, based on purchase    No                                   No               No
                           payments
                            Yrs 1-4:
                               6% (3% age 82+)
                            Yrs 5+: N/A
                           Recaptured in certain
                           circumstances
-------------------------------------------------------------------------------------------------------------------
MVA Options                                          6 and 12 month
                                                     DCA MVA options;
                                                     3-, 5-, 7-& 10-yr MVA
                                                     Options
-------------------------------------------------------------------------------------------------------------------
Variable Investment                                  Advanced Series Trust
 Options (Not all options                            Portfolios; Franklin
 available with certain                              Templeton VIT
 optional benefits)
-------------------------------------------------------------------------------------------------------------------
Minimum Death Benefit      Greater of:               Greater of:
                            Purchase payments         Purchase payments
                               minus proportional        minus proportional
                               withdrawals, and          withdrawals, and
                            Unadjusted                Unadjusted
                               Account Value,            Account Value
                           Less any Purchase Credits
                           recaptured in certain
                           circumstances
-------------------------------------------------------------------------------------------------------------------
Optional Death Benefits                                 HAV
 (for an additional cost)                               Combo 5% Roll-up & HAV
-------------------------------------------------------------------------------------------------------------------
Optional Living Benefits                                HD6 Plus;
 (for an additional cost)                               HD6 Plus w/ LIA;
                                                        Spousal HD6 Plus;
                                                        HD GRO II;
                                                        GRO Plus II
-------------------------------------------------------------------------------------------------------------------

 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a full surrender at the end of each of the Annuity Years specified. The values shown below are based on the following assumptions: An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.

 No additional Purchase Payments or withdrawals are made from the Annuity. The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows: - 1.12% (for B Series) 1.12% (for X Series) 1.12% (for L Series) and 1.12% (for C Series) based on the fees and expenses of the applicable underlying portfolios as of December 31, 2008. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table. The Separate Account level charges refer to the Insurance Charge.

 The Contract Value and Surrender Value are further reduced by the Annual Maintenance Fee, if applicable. For X-Series, the Contract Value and Surrender Value also reflect the addition of any applicable Purchase Credits.

 The Contract Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the CDSC applicable to that Annuity Year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the CDSC applicable to the next Annuity Year, which may be lower. The CDSC is calculated based on the date that the Purchase Payment was made and for purposes of these examples, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide your Financial Professional with a personalized illustration upon request).

 If, for an additional fee, you elect an optional living benefit that has a Protected Withdrawal Value (PWV), the expenses will be higher and the values will differ from those shown in the charts below. Similar to contract and surrender values, the PWV will differ by share class. Typically, the share class with the higher contract value will translate into the relatively higher PWV unless the net rate of return is below the roll-up rate of 6% where the PWV of the C, L and B would all grow equally by the guaranteed amount. The X Series, because of the impact of the Purchase Credit applied to the contract value will yield the relatively highest PWV in all scenarios. If the 10 and 20 year minimum guarantees increase the PWV, the PWV of C, L, and B would all be equal at that time. The X Series would yield the highest PWV with the 10 and 20 year minimum guarantees due to the impact of the Purchase Credit.

 0% Gross Rate of Return

        -------------------------------------------------------------------------------------------------
                X Series               B Series               L Series                  C Series
        -------------------------------------------------------------------------------------------------
           Net rate of return     Net rate of return     Net rate of return        Net rate of return
        Annuity Yrs 1-9  -2.95%   All years  -2.41%   Annuity Yrs 1-9  -2.80%   Annuity Yrs 1-9  -2.85%
            Yrs 10+      -2.41%                           Yrs 10+      -2.41%       Yrs 10+      -2.41%
        -------------------------------------------------------------------------------------------------
Annuity                 Surrender Contract  Surrender                 Surrender                 Surrender
 Year   Contract Value    Value     Value     Value   Contract Value    Value   Contract Value    Value
---------------------------------------------------------------------------------------------------------
   1        102,882      93,882    97,601    90,601       97,207       90,207       97,157       97,157
---------------------------------------------------------------------------------------------------------
   2         99,848      90,848    95,253    88,253       94,484       87,484       94,388       94,388
---------------------------------------------------------------------------------------------------------
   3         96,903      87,903    92,962    86,962       91,837       85,837       91,697       91,697
---------------------------------------------------------------------------------------------------------
   4         94,045      85,045    90,726    84,726       89,265       84,265       89,084       89,084
---------------------------------------------------------------------------------------------------------
   5         91,272      83,272    88,544    83,544       86,765       86,765       86,545       86,545
---------------------------------------------------------------------------------------------------------
   6         88,580      80,580    86,414    81,414       84,335       84,335       84,078       84,078
---------------------------------------------------------------------------------------------------------
   7         85,967      77,967    84,335    79,335       81,972       81,972       81,681       81,681
---------------------------------------------------------------------------------------------------------
   8         83,432      78,432    82,306    82,306       79,676       79,676       79,353       79,353
---------------------------------------------------------------------------------------------------------
   9         80,971      78,471    80,327    80,327       77,445       77,445       77,091       77,091
---------------------------------------------------------------------------------------------------------
  10         78,583      78,583    78,394    78,394       75,275       75,275       74,894       74,894
---------------------------------------------------------------------------------------------------------
  11         76,692      76,692    76,509    76,509       73,464       73,464       73,091       73,091
---------------------------------------------------------------------------------------------------------
  12         74,847      74,847    74,668    74,668       71,697       71,697       71,333       71,333
---------------------------------------------------------------------------------------------------------
  13         73,046      73,046    72,872    72,872       69,972       69,972       69,617       69,617
---------------------------------------------------------------------------------------------------------
  14         71,289      71,289    71,119    71,119       68,289       68,289       67,943       67,943
---------------------------------------------------------------------------------------------------------
  15         69,575      69,575    69,409    69,409       66,646       66,646       66,308       66,308
---------------------------------------------------------------------------------------------------------
  16         67,901      67,901    67,739    67,739       65,043       65,043       64,713       64,713
---------------------------------------------------------------------------------------------------------
  17         66,268      66,268    66,110    66,110       63,479       63,479       63,157       63,157
---------------------------------------------------------------------------------------------------------
  18         64,674      64,674    64,519    64,519       61,952       61,952       61,637       61,637
---------------------------------------------------------------------------------------------------------
  19         63,118      63,118    62,967    62,967       60,462       60,462       60,155       60,155
---------------------------------------------------------------------------------------------------------
  20         61,600      61,600    61,453    61,453       59,007       59,007       58,708       58,708
---------------------------------------------------------------------------------------------------------
  21         60,118      60,118    59,975    59,975       57,588       57,588       57,296       57,296
---------------------------------------------------------------------------------------------------------
  22         58,672      58,672    58,532    58,532       56,203       56,203       55,917       55,917
---------------------------------------------------------------------------------------------------------
  23         57,261      57,261    57,124    57,124       54,851       54,851       54,572       54,572
---------------------------------------------------------------------------------------------------------
  24         55,883      55,883    55,750    55,750       53,531       53,531       53,260       53,260
---------------------------------------------------------------------------------------------------------
  25         54,539      54,539    54,409    54,409       52,244       52,244       51,978       51,978
---------------------------------------------------------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.12%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after March 15, 2010

 e. Surrender value assumes surrender 2 days before Annuity anniversary

 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 0% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six, and seven, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value from the tenth Annuity Year on.

 For X Series Annuities issued in the state of Connecticut:

 Due to the state-specific CDSC schedule for X Series Annuities issued in Connecticut, the Surrender Values shown above may differ. Please refer to Appendix E for details.

 6% Gross Rate of Return

        -------------------------------------------------------------------------------------------------
                X Series               B Series               L Series                  C Series
        -------------------------------------------------------------------------------------------------
           Net rate of return     Net rate of return     Net rate of return        Net rate of return
        Annuity Yrs 1-9   2.87%   All years   3.45%   Annuity Yrs 1-9   3.03%   Annuity Yrs 1-9   2.98%
            Yrs 10+       3.45%                           Yrs 10+       3.45%       Yrs 10+       3.45%
        -------------------------------------------------------------------------------------------------
Annuity                 Surrender Contract  Surrender                 Surrender                 Surrender
 Year   Contract Value    Value     Value     Value   Contract Value    Value   Contract Value    Value
---------------------------------------------------------------------------------------------------------
   1        109,038      100,038   103,441    96,441      103,023       96,023      102,970      102,970
---------------------------------------------------------------------------------------------------------
   2        112,171      103,171   107,010   100,010      106,145       99,145      106,037      106,037
---------------------------------------------------------------------------------------------------------
   3        115,395      106,395   110,702   104,702      109,362      103,362      109,196      109,196
---------------------------------------------------------------------------------------------------------
   4        118,711      109,711   114,521   108,521      112,677      107,677      112,448      112,448
---------------------------------------------------------------------------------------------------------
   5        122,122      114,122   118,472   113,472      116,092      116,092      115,798      115,798
---------------------------------------------------------------------------------------------------------
   6        125,632      117,632   122,560   117,560      119,611      119,611      119,247      119,247
---------------------------------------------------------------------------------------------------------
   7        129,242      121,242   126,789   121,789      123,237      123,237      122,799      122,799
---------------------------------------------------------------------------------------------------------
   8        132,956      127,956   131,163   131,163      126,972      126,972      126,456      126,456
---------------------------------------------------------------------------------------------------------
   9        136,777      134,277   135,688   135,688      130,820      130,820      130,223      130,223
---------------------------------------------------------------------------------------------------------
  10        140,708      140,708   140,370   140,370      134,785      134,785      134,102      134,102
---------------------------------------------------------------------------------------------------------
  11        145,560      145,560   145,213   145,213      139,434      139,434      138,727      138,727
---------------------------------------------------------------------------------------------------------
  12        150,583      150,583   150,223   150,223      144,245      144,245      143,513      143,513
---------------------------------------------------------------------------------------------------------
  13        155,778      155,778   155,406   155,406      149,222      149,222      148,465      148,465
---------------------------------------------------------------------------------------------------------
  14        161,153      161,153   160,768   160,768      154,370      154,370      153,587      153,587
---------------------------------------------------------------------------------------------------------
  15        166,713      166,713   166,315   166,315      159,697      159,697      158,886      158,886
---------------------------------------------------------------------------------------------------------
  16        172,465      172,465   172,053   172,053      165,206      165,206      164,368      164,368
---------------------------------------------------------------------------------------------------------
  17        178,415      178,415   177,990   177,990      170,906      170,906      170,039      170,039
---------------------------------------------------------------------------------------------------------
  18        184,571      184,571   184,131   184,131      176,803      176,803      175,906      175,906
---------------------------------------------------------------------------------------------------------
  19        190,939      190,939   190,484   190,484      182,903      182,903      181,975      181,975
---------------------------------------------------------------------------------------------------------
  20        197,527      197,527   197,056   197,056      189,214      189,214      188,254      188,254
---------------------------------------------------------------------------------------------------------
  21        204,342      204,342   203,855   203,855      195,742      195,742      194,749      194,749
---------------------------------------------------------------------------------------------------------
  22        211,392      211,392   210,888   210,888      202,496      202,496      201,468      201,468
---------------------------------------------------------------------------------------------------------
  23        218,686      218,686   218,164   218,164      209,482      209,482      208,419      208,419
---------------------------------------------------------------------------------------------------------
  24        226,231      226,231   225,691   225,691      216,710      216,710      215,610      215,610
---------------------------------------------------------------------------------------------------------
  25        234,037      234,037   233,478   233,478      224,187      224,187      223,049      223,049
---------------------------------------------------------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.12%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after March 15, 2010

 e. Surrender value assumes surrender 2 days before Annuity anniversary

 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 6% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six, and seven, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value from the tenth Annuity Year on.

 For X Series Annuities issued in the state of Connecticut:

 Due to the state-specific CDSC schedule for X Series Annuities issued in Connecticut, the Surrender Values shown above may differ. Please refer to Appendix E for details. The C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five and six, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value in year seven and from the tenth Annuity Year on.

 10% Gross Rate of Return

             -------------------------------------------------------------------------------------------------
                     X Series               B Series               L Series                  C Series
             -------------------------------------------------------------------------------------------------
                Net rate of return     Net rate of return     Net rate of return        Net rate of return
             Annuity Yrs 1-9   6.76%   All years   7.35%   Annuity Yrs 1-9   6.92%   Annuity Yrs 1-9   6.86%
                 Yrs 10+       7.35%                           Yrs 10+       7.35%       Yrs 10+       7.35%
             -------------------------------------------------------------------------------------------------
                             Surrender Contract  Surrender                 Surrender                 Surrender
Annuity Year Contract Value    Value     Value     Value   Contract Value    Value   Contract Value    Value
--------------------------------------------------------------------------------------------------------------
      1         $113,141     $104,141  $107,333  $100,333     $106,899     $ 99,899     $106,845     $106,845
--------------------------------------------------------------------------------------------------------------
      2          120,784      111,784   115,226   108,226      114,296      107,296      114,180      114,180
--------------------------------------------------------------------------------------------------------------
      3          128,944      119,944   123,700   117,700      122,204      116,204      122,017      122,017
--------------------------------------------------------------------------------------------------------------
      4          137,656      128,656   132,797   126,797      130,659      125,659      130,393      130,393
--------------------------------------------------------------------------------------------------------------
      5          146,955      138,955   142,563   137,563      139,699      139,699      139,344      139,344
--------------------------------------------------------------------------------------------------------------
      6          156,883      148,883   153,047   148,047      149,365      149,365      148,910      148,910
--------------------------------------------------------------------------------------------------------------
      7          167,482      159,482   164,302   159,302      159,699      159,699      159,132      159,132
--------------------------------------------------------------------------------------------------------------
      8          178,797      173,797   176,385   176,385      170,749      170,749      170,055      170,055
--------------------------------------------------------------------------------------------------------------
      9          190,876      188,376   189,357   189,357      182,563      182,563      181,729      181,729
--------------------------------------------------------------------------------------------------------------
     10          203,771      203,771   203,282   203,282      195,194      195,194      194,204      194,204
--------------------------------------------------------------------------------------------------------------
     11          218,753      218,753   218,231   218,231      209,547      209,547      208,483      208,483
--------------------------------------------------------------------------------------------------------------
     12          234,840      234,840   234,280   234,280      224,957      224,957      223,815      223,815
--------------------------------------------------------------------------------------------------------------
     13          252,110      252,110   251,509   251,509      241,500      241,500      240,274      240,274
--------------------------------------------------------------------------------------------------------------
     14          270,651      270,651   270,005   270,005      259,260      259,260      257,944      257,944
--------------------------------------------------------------------------------------------------------------
     15          290,554      290,554   289,861   289,861      278,326      278,326      276,913      276,913
--------------------------------------------------------------------------------------------------------------
     16          311,922      311,922   311,178   311,178      298,794      298,794      297,278      297,278
--------------------------------------------------------------------------------------------------------------
     17          334,861      334,861   334,062   334,062      320,767      320,767      319,140      319,140
--------------------------------------------------------------------------------------------------------------
     18          359,486      359,486   358,629   358,629      344,357      344,357      342,609      342,609
--------------------------------------------------------------------------------------------------------------
     19          385,923      385,923   385,002   385,002      369,681      369,681      367,805      367,805
--------------------------------------------------------------------------------------------------------------
     20          414,304      414,304   413,315   413,315      396,867      396,867      394,853      394,853
--------------------------------------------------------------------------------------------------------------
     21          444,772      444,772   443,711   443,711      426,053      426,053      423,891      423,891
--------------------------------------------------------------------------------------------------------------
     22          477,480      477,480   476,341   476,341      457,385      457,385      455,064      455,064
--------------------------------------------------------------------------------------------------------------
     23          512,594      512,594   511,371   511,371      491,021      491,021      488,529      488,529
--------------------------------------------------------------------------------------------------------------
     24          550,291      550,291   548,978   548,978      527,131      527,131      524,456      524,456
--------------------------------------------------------------------------------------------------------------
     25          590,759      590,759   589,350   589,350      565,896      565,896      563,024      563,024
--------------------------------------------------------------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.12%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after March 15, 2010

 e. Surrender value assumes surrender 2 days before policy anniversary

 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 10% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six, and seven, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value from the tenth Annuity Year on.

 For X Series Annuities issued in the state of Connecticut:

 Due to the state-specific CDSC schedule for X Series Annuities issued in Connecticut, the Surrender Values shown above may differ. Please refer to Appendix E for details. The C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five and six, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value in year seven and from the tenth Annuity Year on.

   APPENDIX C - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
              (INCLUDING HIGHEST DAILY LIFETIME 6 PLUS WITH LIA)

  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\us\\ - The secondary upper target is established on the Effective Date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Purchase Credits, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 Daily Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

   . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) C\\us\\ or if on any day r (greater than) C\\us\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-accounts, the Unadjusted Account value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),       Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))    Sub-accounts and the DCA MVA Options to the
                                                                   AST Investment Grade Bond Sub-account
 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /       Money is transferred from the AST Investment
           (1 - C\\t\\))}                                          Grade Bond Sub-account to the Permitted Sub-
                                                                   accounts

 Monthly Transfer Calculation
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73   6.7  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

         APPENDIX D: FORMULA FOR HIGHEST DAILY GRO II AND GRO PLUS II

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   .   V\\F\\ is the current Account Value of amounts held in the MVA Options

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the Maturity Date

   . d\\i\\ is the discount rate applicable to the number of days until the Maturity Date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r ** Cl and B * 0. The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

APPENDIX E - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction  Special Provisions
------------  ----------------------------------------------------------------
California    Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Medically-Related Surrender is not available.

Connecticut   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Different CDSC schedule for X Series. No recapture of Purchase Credits upon death.
              The CDSC Schedule for X Series Annuities in Connecticut is as follows:

                                                Percentage Applied
                                                 Against Purchase
                                                  Payment being
Age of Purchase Payment being Withdrawn             Withdrawn
---------------------------------------         ------------------
Less than one year old                                  9.0%
 1 year old or older, but not yet 2 years old          8.50%
 2 years old or older, but not yet 3 years old          8.0%
 3 years old or older, but not yet 4 years old          8.0%
 4 years old or older, but not yet 5 years old         7.75%
 5 years old or older, but not yet 6 years old         7.75%
 6 years old or older, but not yet 7 years old          5.0%
 7 years old or older, but not yet 8 years old          4.0%
 8 years old or older, but not yet 9 years old          2.5%
 9 or more years old                                    0.0%

Florida        One year waiting period for annuitization.

Iowa           Market Value Adjustment Options are not available.
Massachusetts  The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity
               Option or any lifetime withdrawal option benefit. Medically
               Related Surrenders are not available.

Montana The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.

Washington     Combination 5% Roll-up and Highest Anniversary Value Death
               Benefit is not available.
               Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.

                           APPENDIX F - MVA FORMULAS

                     MVA FORMULA FOR LONG-TERM MVA OPTION

 The MVA formula is applied separately to each MVA Option to determine the Account Value of the MVA Option on a particular date.

 The MVA factor is equal to:

                             [(l+I)/(l+J+K)]^/N/12/

                                     where:

        I = the Crediting Rate for the MVA Option;

        J = the Rate for the remaining Guarantee Period, determined as described below;

        K = the Liquidity Factor set forth in the Rider for this MVA Option; and

        N = the number of months remaining in the Guarantee Period duration, rounded up to the nearest whole month

 For the purposes of determining "j",

                                   Y = /N/12/

 GP\\1\\ = the smallest whole number of years greater than or equal to Y.

 r\\1\\ = the rate for Guarantee Periods of duration GP\\1\\, which will equal the crediting rate if such Guarantee Period duration is currently available.

 GP\\2\\ = the greatest whole number of years less than or equal to Y, but not less than 1.

 r\\2\\ = the rate for Guarantee Periods of duration GP\\2\\, which will equal the crediting rate if such Guarantee Period duration is currently available.

 If we do not currently offer a Guarantee Period of duration GP\\1\\ or duration GP\\2\\, we will determine r\\1\\ and / or r\\2\\ by linearly interpolating between the current rates of Guarantee Periods closest in duration. If we cannot interpolate because a Guarantee Period of lesser duration is not available, then r\\1\\ and / or r\\2\\ will be equal to [(1) +
 (2) - (3)], where (1), (2), and (3) are defined as:

 (1)= the current Treasury spot rate for GP\\1\\ or GP\\2\\, respectively, and
 (2)= the current crediting rate for the next longer Guaranteed Period duration currently available, and
 (3)= the current Treasury spot rate for the next longer Guaranteed Period duration currently available.

 The term "current Treasury spot rate" refers to the rates that existed at the time the crediting rates were last determined.

 To determine "j":

 If Y is an integer, and if Y is equal to a Guarantee Period duration that we currently offer, "j" is equal to the crediting rate associated with a Guarantee Period duration of Y years.

 If Y is less than 1, then "j" = r\\2\\.

 Otherwise, we determine "j" by linearly interpolating between r\\1\\ and r\\2\\, using the following formula:

   J = (R\\1\\ * (Y - GP\\2\\) + r\\2\\ * (GP\\1\\ - Y))/(GP\\1\\ - GP\\2\\)

 The current rate ("j") in the MVA formula is subject to the same Guaranteed Minimum Interest Rate as the Crediting Rate.

 We reserve the right to waive the liquidity factor set forth above.

 MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS
 The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.

 The Market Value Adjustment Factor applicable to the MVA Options we make available under the 6 or 12 Month Dollar Cost Averaging Program is as follows:

 The MVA factor is equal to:

                             [(l+I)/(l+J+K)]^/N/12/

                                     where:

        I = the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

        J = the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

        K = the Liquidity Factor set forth in the Rider for this MVA Option; and

        N = the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.

 If the "Treasury constant maturities nominal 12" rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.

 We reserve the right to waive the Liquidity Factor.

 MVA Examples For Long-Term MVA Option
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into an MVA Option (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The crediting rate associated with the MVA Option beginning on Allocation Date and maturing on Maturity Date is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire MVA Option after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).

 Example of Positive MVA
 Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0025)]^/N/12/ = [1.055/1.0425]^/2/ = 1.024125
                         Unadjusted Value = $58,712.07
 Adjusted Account Value after MVA = Unadjusted Value X MVA Factor = $60,128.47

 Example of Negative MVA
 Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0025)]^/N/12/ = [1.055/1.0725]^/2/ = 0.967632
                         Unadjusted Value = $58,712.07
 Adjusted Account Value after MVA = Unadjusted Value X MVA Factor = $56,811.69

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER(R) RETIREMENT
                          VARIABLE ANNUITY X SERIES, B SERIES, L SERIES AND C SERIES/SM/ ANNUITY
                          DESCRIBED IN PROSPECTUS (02/11/2010)
                                             ----------------------------------------
                                               (print your name)
                                             ----------------------------------------
                                                   (address)
                                             ----------------------------------------
                                              (city/state/zip code)

                          Please send your request to:
                             REGULAR MAIL DELIVERY
                            ANNUITIES SERVICE CENTER
                                 P.O. Box 7960
                             Philadelphia, PA 19176

                        OVERNIGHT SERVICE, CERTIFIED OR
                            REGISTERED MAIL DELIVERY
                      PRUDENTIAL ANNUITIES SERVICE CENTER
                                2101 Welsh Road
                               Dresher, PA 19025

                [LOGO] Prudential
                  The Prudential Insurance Company of America
                  751 Broad Street
                  Newark, NJ 07102-3777